SCHEDULE 14C INFORMATION

                 Information Statement Pursuant to Section 14(c)

                     of the Securities Exchange Act of 1934

Check the appropriate box:

[ ]    Preliminary Information Statement

[ ] Confidential, for Use of the Commission Only (as permitted by rule 14c-5(d)(2))

[X]    Definitive Information Statement

               ESSENTIAL LASER CONCEPTS, LTD.

     (Name of Registrant As Specified In Charter)

Payment of Filing Fee (Check the appropriate box):

No Fee Required.

[X] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     1) Title of each class of securities to which transaction applies: Common Stock

     2)   Aggregate   number  of  securities  to  which   transaction   applies:
          10,000,000 shares

     3) Per unit price or other underlying value of Transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                  Value: $0.05 per share times 10,000,000 shares

                  Times 0.00025 resulted in $125.00

     4)   Proposed maximum aggregate value of transaction:      $500,000

     5)   Total fee paid: $125.00

Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

     1)   Amount previously paid:

     2)   Form, Schedule or Registration Statement No.:

     3)   Filing Party:

     4)   Date Filed:

                         ESSENTIAL LASER CONCEPTS, LTD.
                            11601 East Lusitano Place
                              Tucson, Arizona 85748

                                  May 15, 2002

         The enclosed information statement is being furnished to shareholders of record on May 15, 2002 (our "Record Date"), of Essential Laser Concepts, Ltd., a Nevada corporation, (the "Company") in connection with the following actions taken by written consent of holders of a majority of the outstanding shares of our common stock entitled to vote on the following proposals:

     1. Approval of a stock split of the Company's common stock at a 10.37037 for 1 ratio;

     2. Approval and adoption of a merger agreement whereby the shareholders of AgniCAD, Incorporated ("AgniCAD"), a Washington corporation, will exchange all of their issued and outstanding shares of $.001 par value for shares of post split $.001 par value common stock in the Company. A copy of the merger agreement is attached as Appendix A. Shareholders are entitled to assert dissenter's rights under Nevada Revised Statutes 92A.300-92A.500, a copy of which is attached as Appendix B;

     3. Amendment of our articles of incorporation to change our name to AgniCAD, Inc. A copy of our Amended and Restated Articles of Incorporation are attached to this information statement as Appendix C; and

     4. Amendment of our articles of incorporation to authorize the issuance of preferred stock at the discretion of our board of directors. A copy of our Amended and Restated Articles of Incorporation are attached to this information statement as Appendix C.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY

         Our board of directors has fully reviewed and unanimously approved the actions in connection with the above-referenced merger agreement and has determined that the consideration to our shareholders is fair for our acquisition of AgniCAD. In addition, our board of directors unanimously approved the amendments to our articles of incorporation.

         The holder of 80% of our common stock has executed a written consent in favor of the above proposals. However, under federal law these proposals may not be effected until at least 20 days after this Information Statement has first been sent to our shareholders.

                                              By Order of the Board of Directors


                                                /S/
                                              Daniel L. Hodges
                                              Chairman of the Board

Tucson, Arizona
May 15, 2002

This Information Statement has been prepared by our management. "We," "our," "Essential Laser" and the "Company" refer to Essential Laser Concepts, Ltd. "AgniCAD" refers to AgniCAD, Incorporated. This Information Statement is first being sent to our stockholders on or about May 15, 2002.

                           PROPOSAL NO. 1: STOCK SPLIT

Summary of Forward Stock Split

         On April 2, 2002, our board of directors by unanimous consent approved a 10.37037 stock split of our $.001 par value common stock. Currently, we have 100,000,000 shares of common stock authorized, of which 1,000,000 shares are issued and outstanding. We have no other classes of stock authorized. Prior to the stock split becoming effective and in conjunction with the terms of the proposed merger, our sole Director, Officer and majority shareholder, Daniel L. Hodges will submit 784,000 of his shares for cancellation. When the stock split becomes effective, each holder of one share of our $.001 par value common stock will own 10.37037 shares of $.001 par value common stock. The stock split will not affect our authorized capital stock or par value. The stock split will not affect any stockholder's proportionate equity interest in the Company in relation to the other stockholders or the rights, preference, privileges or priorities of any stockholder.

         All outstanding options, warrants, rights and convertible securities that include provisions for adjustments in the number of shares covered thereby, and the exercise or conversion price thereof, automatically would be appropriately adjusted for the stock split on the date the split becomes effective.

         Dissenting stockholders have no appraisal rights under Nevada law or under our articles of incorporation or bylaws in connection with the reverse stock split.

         The board of directors adopted this 10.37037 stock split in preparation of the proposed merger with AgniCAD, described in more detail in Proposal 2 to this information statement. The board of directors believed the stock split would allow us to enter into the merger with AgniCAD at the proper level of shareholder capitalization such that the merger would dilute our current shareholders to the level anticipated and negotiated with the AgniCAD board of directors. The amended and restated articles of incorporation reflecting the effect of the 10.37037:1 stock split appears in Appendix C.

Mechanics of the Stock Split

         When the waiting period for this information statement has passed, our amended and restated articles of incorporation will be filed with the Nevada Secretary of State, and the 10.37037:1 stock split will thus be effected unless abandoned by the board of directors. Immediately upon the filing of the amended and restated articles of incorporation, each share of pre stock split common stock will, automatically and without any action on the part of the stockholders, be converted into 10.37037 shares of post stock split common stock.

         As  soon  as  practicable  after  the  date  the  stock  split  becomes effective, we will notify all stockholders of record on the date of effectiveness where and by what means to surrender their stock certificates in exchange for certificates representing the post-stock split common stock.

Federal Income Tax Consequences of the Stock Split

         The following is a summary of the material federal income tax consequences of the stock split to stockholders of the Company. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Department Regulations (the "Regulations") issued pursuant thereto, and published rulings and court decisions in effect as of the date



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

hereof, all of which are subject to change. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, Regulations and proposed Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the discussion of this summary.

         The  Company   believes   that  the  stock  split  will  qualify  as  a
"recapitalization" under Section 368(a)(1)(E) of the Code or as a stock-for-stock exchange under Section 1036(a) of the Code. As a result, no gain or loss should be recognized by the Company or its stockholders in connection with the stock split. A stockholder's aggregate tax basis in his or her shares of post stock split common stock received from the Company will be the same as his or her aggregate tax basis in the pre stock split common stock exchanged therefore. The holding period of the post stock split common stock surrendered in exchange therefore will include the period for which the shares of pre-forward stock split common stock were held, provided all such common stock was held as a capital asset on the date of the exchange.

         This summary is provided for general information only and does not purport to address all aspects of the possible federal income tax consequences of the stock split and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal income tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the federal income tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers). In addition, this summary does not address any consequence of the reverse stock split under any state, local or foreign tax laws.

         No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal income tax consequences to the stockholders of the Company as a result of the stock split. Accordingly, each stockholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such stockholder, including the application and effect of state, local and foreign income and other tax laws. It is the responsibility of each stockholder to obtain and rely on advice from his or her personal tax advisor as to: the effect on his or her personal tax situation of the stock split (including the application and effect of state, local and foreign income and other tax laws); the effect of possible future legislation and Regulations; and the reporting of information required in connection with the stock split on his or her own tax returns. It also will be the responsibility of each stockholder to prepare and file all appropriate tax returns.

                         PROPOSAL NO. 2: PLAN OF MERGER

Summary Term Sheet

         The following summary highlights selected information about the proposed merger and may not contain all of the information that is important to you. You should carefully read this entire information statement, including the "Risk Factors," the financial statements and the related notes and all the attachments for a complete understanding of the combination. In particular, you should read the merger agreement, which is attached as Appendix A.

o It is proposed that AgniCAD, Incorporated will merge with and into us. We are a company with a class of common stock registered under the Securities Exchange Act of 1934. We have conducted no operations except organizational matters since inception. Our principal offices are located at 11601 E. Lusitano Pl., Tucson, Arizona 85748, and our phone number is (520)
     731-9890. AgniCAD is involved in the outsourced detailing industry. AgniCAD's principal offices are located at 4463 Russell Road, Suite 107, Mukilteo, Washington 98275, and its phone number is (425) 493-0634. For more information about the parties, please see "The Companies" beginning on page 12.



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

o On the effective date of the merger, which is expected to be in June of 2002, we will issue one share of our post-split common stock for each share of AgniCAD common stock issued and outstanding. We will issue an aggregate of 7,760,000 shares of our post-split common stock to the AgniCAD shareholders as part of the merger.

o    We plan to account for this merger on a purchase method.

o Concurrent with the merger, our largest shareholder, who now holds 80 percent of our outstanding common stock will contribute 784,000 pre-split shares to us.

o After the merger, our shareholders will own 22.4 percent of our outstanding common stock and the former AgniCad shareholders will own the remaining
     77.6 percent.

o After the merger, we will change our name to AgniCAD, Inc.

     Reasons for Engaging in the Merger

         In evaluating the proposed merger, our management considered criteria such as the value of the assets of AgniCAD and the anticipated business operations of AgniCAD in comparison with our current lack of operations and other opportunities presented to us. Based on these criteria, our management determined that the combination was in the best interest of our shareholders.

         Votes Required

         Nevada law provides that the actions of a corporation may be approved upon such terms and conditions as its board of directors may deem expedient and for the best shares of the corporation when authorized by a vote of the holders of the majority of the stock in a corporation. Nevada further permits the holders of a majority of the stock in a corporation to approve such an action by written consent without the necessity of holding a meeting. Daniel L. Hodges, holder of 800,000 shares of our pre-split common stock, or 80% of our currently outstanding shares, has executed a written consent to take all of the actions set forth in this information statement including ratification of the merger agreement. Therefore, no further vote of our shareholders is required.

         Income Tax Consequences of the Merger - Tax Consequences of Stock Contribution by Majority Shareholders

         The  following  is  a  summary  of  the  material  federal  income  tax consequences  of the  contribution  of  certain  shares of  Company  stock  (the
"Contribution") by the Company's largest shareholder (the "Majority Shareholder") to the Company. This summary is based on the provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the Treasury Department Regulations (the "Regulations") issued pursuant thereto, and published rulings and court decisions in effect as of the date hereof, all of which are subject to change. This summary does not take into account possible changes in such laws or interpretations, including amendments to the Code, applicable statutes, Regulations and proposed Regulations or changes in judicial or administrative rulings, some of which may have retroactive effect. No assurance can be given that any such changes will not adversely affect the discussion of this summary.

         The tax consequences arising from the Contribution are not completely clear, however, it appears that the following potential results could occur. Under Revenue Ruling 72-233, 1973-1 C.B. 179, because the Contribution is being made in connection with the Merger, the following may be deemed to occur: (i) the Majority Shareholder will be treated as if he did not reduce his stock


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

holdings in the Company prior to the Merger; and (ii) once the Merger has been completed, the Majority Shareholder will be deemed to transfer the shares of Company stock (the "Shares") he intended to contribute to the Company to the Company's other pre-merger shareholders (the "Remaining Shareholders"). If such were deemed to occur, then the tax consequences to the Majority Shareholder could be as follows: (a) to the extent the Remaining Shareholders are family members or close friends of the Majority Shareholder, such deemed transfer could be characterized as a gift from the Majority Shareholder that is not subject to income taxation but, to the extent of the fair market value of the Shares being transferred, the Majority Shareholder may be subject to gift taxes on such transfer (See Treas. Reg. ss. 25.2511-1(h)(1)), or (b) to the extent the Remaining Shareholders are business associates and not family members or close friends of the Majority Shareholder, such deemed Share transfer could be characterized as a taxable disposition of such Shares resulting in the Majority Shareholder recognizing taxable gain equal to the difference between the fair market value of such Shares and the Majority Shareholder's income tax basis in such Shares.

         Meanwhile, the tax consequences to the Remaining Shareholders will depend on their relationship with the Majority Shareholder. If a Remaining Shareholder is a close friend or family member of the Majority Shareholder, then arguably such Remaining Shareholder will be deemed to have received a non-taxable gift of Shares from the Majority Shareholder. Alternatively, if a Remaining Shareholder is a business associate and not a close friend or family member of the Majority Shareholder, such deemed Share transfer would probably not be characterized as a non-taxable gift but rather would result in such Remaining Shareholder recognizing ordinary gross income equal to the fair market value of the Shares deemed transferred to such Remaining Shareholder.

         This summary is provided for general information only and does not purport to address all aspects of the possible federal tax consequences of the Contribution and is not intended as tax advice to any person. In particular, and without limiting the foregoing, this summary does not consider the federal tax consequences to stockholders of the Company in light of their individual investment circumstances or to holders subject to special treatment under the federal tax laws (such as life insurance companies, regulated investment companies and foreign taxpayers). In addition, this summary does not address any consequence of the Contribution under any state, local or foreign tax laws.

         No ruling from the Internal Revenue Service or opinion of counsel has been or will be obtained regarding the federal tax consequences to the stockholders of the Company as a result of the Contribution. Accordingly, each stockholder is encouraged to consult his or her tax advisor regarding the specific tax consequences of the proposed transaction to such stockholder, including the application and effect of state, local and foreign income and other tax laws. It is the responsibility of each stockholder to obtain and rely on advice from his or her personal tax advisor as to: the effect on his or her personal tax situation of the Contribution (including the application and effect of state, local and foreign income and other tax laws); the effect of possible future legislation and Regulations; and the reporting of information required in connection with the Contribution on his or her own tax returns. It also will be the responsibility of each stockholder to prepare and file all appropriate tax returns.

         Dissenter's Rights

         Any shareholder who dissents from the merger with AgniCAD is entitled to the rights and remedies of dissenting shareholders as provided in 92A.380 of the Nevada Revised Statutes, subject to compliance with the procedures set forth in such chapter. A copy of ss.ss. 92A.300 - 92A.500 of the Nevada Revised Statutes is attached as Appendix B to this Information Statement.

         A dissenting shareholder may not challenge the corporate action creating his entitlement to dissenter's rights unless the corporate action is unlawful or fraudulent.

         A notice of dissenter's rights must be sent no later than 10 days after the effectuation of the corporate action creating the dissenter's rights. This Information Statement constitutes such notice. A dissenting shareholder must


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

demand payment by completing and executing a "Demand for Payment," a form which is available from the Company, and returning all share certificates to us at the following address:

                         Essential Laser Concepts, Ltd.
                        Attn: Daniel L. Hodges, President
                              11601 E. Lusitano Pl.
                              Tucson, Arizona 85748

         All demands for payment must be received within 30 days from this date of Information Statement. Any shareholder who fails to demand payment or deposit his or her certificates where required by such date forfeits his or her payment.

         We must pay the dissenter within 30 days after receipt of a demand for payment the amount we estimate to be the fair value of the shares plus accrued interest. We must include with the payment a copy of our balance sheet as of the end of a fiscal year ending not more than 16 months before the payment date, an income statement for that year, a statement of changes in shareholders equity for that year, and the latest available interim financial statements. We must also provide a statement of our estimate of the fair value of the shares, an explanation of how the interest was calculated, a statement of dissenter's rights to demand payment and a copy of the Nevada Revised Statute ss.ss. 92A.300
- 92A.500, inclusive.

         Government Regulation

         Our combination with AgniCAD is not subject to federal or state regulatory review, except as it relates to the review of this information statement by the Securities and Exchange Commission.

         Differences in Rights of Shareholders

         Because our shareholders will retain their shares in this transaction, there will be no change in the rights of our shareholders as a result of the merger. However, once we approve proposal 3, our board of directors will be able to designate and issue preferred stock without amending our articles and requiring shareholder approval. If the preferred shares are convertible into common shares or have voting rights similar to common stock, the issuance of the preferred shares will dilute the voting power of the common shares.

         Accounting Treatment of the Merger

         We plan to account for this merger under the Purchase Method.

         Audited AgniCad Financial Statements

         See the AgniCad financial statements attached hereto as Appendix D.

                                  RISK FACTORS

         This information statement contains or incorporates by reference certain forward looking statements with respect to our financial condition, results of operations and business and, assuming the consummation of the combination, the proposed combination with AgniCAD. These forward-looking statements involve certain risks and uncertainties. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among others, the following possibilities.

                      Risks Relating to AgniCAD's Business

         The following risks related to AgniCAD's business and our business once


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

the merger is consummated, and are important for you to consider.

         AgniCAD's principal services are provided by an Indian corporation and AgniCAD may therefore be subject to changing economic and political conditions in India.

AgniCAD's principal services are provided by and through an Indian-based company. Therefore, it is subject to certain risks of operating in India which include:

|X| If political instability in India results in a government adverse to foreign corporate activity, a number of adverse consequences could occur, including higher tariffs, taxes or export controls, and increased governmental ownership or regulation, any of which would increase our costs for providing our services.

|X| Failure or inaccessibility of communications and internet infrastructure. If the Indian company that AgniCAD uses to provide its detailing services is disconnected from either communications or internet services for any length of time AgniCAD would be unable to send and receive projects from India. This would have an adverse effect on our operating results.

|X| AgniCAD's purchases services from India in U.S. dollars but based on underlying rates tied to the Indian Rupee. Accordingly, their operating results are also exposed to changes in exchange rates between the U.S. dollar and Indian Rupee. While to date, AgniCAD's results have not materially been affected by any changes in currency exchange rates, devaluation of the U.S. dollar against the Indian Rupee would adversely affect AgniCAD's expenses for their Indian service provider.

|X| Although wage costs in India are significantly lower than in the United States and similar markets for comparably skilled technical personnel, wages in India are increasing at a faster rate than in the United States. If wage rates become comparable or even only slightly lower than those in the U.S., AgniCAD's competitive advantage would be eroded and its results of operations would suffer.

|X| In the past, India has experienced significant inflation and shortages of foreign exchange, and has been subject to civil unrest and acts of terrorism. Although the effect of inflation on our financial statements for the periods discussed in this report has been insignificant, increases in inflation in the future or changes in interest rates, taxation or other social, political, economic or diplomatic developments could harm AgniCAD's operating results.

         AgniCAD  faces  intense   competition   for  attracting  and  retaining
qualified personnel.

The ability of AgniCAD to maintain its competitive position will depend, in large part, on the ability of its Indian service provider to attract and retain highly qualified individuals to service AgniCAD's U.S. clients. Furthermore, the services provided by AgniCAD's India service provider are in large part fungible and therefore competition for such personnel is intense and there is a risk of departure due to the competitive environment in India. The loss of a significant group of key personnel would adversely affect AgniCAD's India service provider and thereby impact the delivery of its services to AgniCAD. The failure to successfully promote and hire suitable replacements in a timely manner could have a material adverse effect on AgniCAD's ability to obtain services from its India service provider.

         AgniCAD will need to raise additional capital to continue operations, failure to obtain additional capital would substantially hurt its business plan.

AgniCAD's future capital requirements will depend on many factors, including cash flow from operations, competing market and technological developments, and the its ability to market its services successfully. AgniCAD will need to raise additional capital to continue operations. At present levels of expenditure, AgniCAD has funding to remain operational until July, 2002. AgniCAD does not have any commitment for any additional capital, and its failure to raise additional capital will jeopardize AgniCAD's ability to continue operations.

         An overall economic downturn in the United States that has the effect of limiting the construction of commercial and industrial facilities will have an adverse effect on AgniCAD's operating results.

AgniCAD's primary business is the provision of detailing services to the commercial and industrial construction sector in the United States. If the current economic downturn is protracted, it could have the effect of limiting or curtailing the construction of new commercial and industrial facilities. To date the current economic slowdown has impacted several sectors of AgniCAD's market due to a contraction in new construction projects in the United States. Prolonged economic slowdown in the construction of new commercial and industrial facilities will have an adverse affect on AgniCAD's operating results.

         AgniCAD's competitors have greater resources than it does and may develop superior services.

The detailing industry is subject to intense competition. AgniCAD currently enjoys price advantages over its competition because of its operations in India. However, AgniCAD competes in an industry segment in which numerous competitors exist that may have substantially greater resources than it, including financial resources, personnel and facilities. There are no assurances that AgniCAD will be able to effectively compete in the future with these competitors or that existing or potential competitors will not develop services equal to or better than those marketed by it. In particular, should one of AgniCAD's larger competitors establish facilities in India, its results could suffer.

         AgniCAD has limited operating history and has inexperienced management we therefore cannot assure you that its business plan will be successful.

AgniCAD was incorporated in December 1998 and has relatively limited operating history. AgniCAD's ability to fulfill its business plan is dependent on further successful development and marketing of its services. In addition AgniCAD's management does not have any meaningful experience at managing an operational company. AgniCAD may encounter unanticipated problems, expenses, and delays in developing and marketing its products and services. The failure of AgniCAD to develop its services or successfully market itself would have a material adverse effect on it and would force AgniCAD to reduce operations. No assurance can be given that AgniCAD can or will operate profitably.

         Conflicts of interest

The company used by AgniCAD to provide detailing services in India is owned by AgniCAD's chief executive officer and President. AgniCAD has entered into a memorandum of understanding with D&D Services, the Indian company that provides AgniCAD with detailing services. That memorandum of understanding contemplates a future acquisition by AgniCAD. However, at this time the existing relationship between AgniCAD and D&D Services provides the most cost effective and managerially efficient form for the two companies to work together. The board of directors of AgniCAD reviewed the relationship of AgniCAD with this company and determined that the relationship was fair to AgniCAD. Continued review of this relationship will be done in an ongoing basis after the merger to ensure that the arrangement remains fair to us.

                          Risks Relating to the Merger

         The consideration to be paid to AgniCAD was determined by us and the management of AgniCAD after negotiation and may not reflect any recognized criteria of value.

The consideration offered to AgniCAD in the merger may not reflect the actual value of our stock and bears no relationship to the assets, book value, earnings, net worth, or any other recognized criteria of value. Consequently, the consideration offered to AgniCAD, which can be deemed an offering price for AgniCAD's assets, was determined arbitrarily and solely by us and AgniCAD. In establishing the offering price, our management considered such matters as AgniCAD's financial resources and the general condition of the securities markets. The exchange ratio of the merger should not, however, be considered an indication of our or AgniCAD's actual value. Neither we nor AgniCAD obtained a fairness opinion in connection with the merger.

         Certain anti-takeover features of our articles of incorporation and bylaws and Nevada law may have the effect of discouraging potential acquisition proposals.

Upon consummation of the merger, certain provisions of our Articles of Incorporation and Bylaws, along with certain provisions of Nevada statutory law, could discourage potential acquisition proposals and could delay or prevent a change in control. Such provisions could diminish the opportunities for a shareholder to participate in tender offers, including tender offers at a price above the then current market value of our common stock. Such provisions also may inhibit fluctuations in the market price of our common stock that could result from takeover attempts.

         AgniCAD may not be profitable.

AgniCAD does not have an extended history of generating revenues from its operations. We cannot assure you that the merged company will generate revenues after the merger.

         There is no market for your shares and you may not be able to sell them.

There has been no trading market for our common stock. There is no assurance that a trading market will ever exist. The Securities and Exchange Commission is hostile to reverse shell mergers like this one. The Securities and Exchange Commission may not allow this merger to occur or may only do so after great difficulty.

Although we intend to ultimately file a registration statement under the Securities Act of 1933, there is no assurance the registration statement will be declared effective by the Securities and Exchange Commission.

If our registration statement is declared effective, we intend to apply for listing of our common stock on the OTC Bulletin Board. We do not meet the qualifications for NASDAQ or the other national exchanges. Although we will be applying to list our common stock on the OTC Bulletin Board, there can be no assurance that our application will be granted and there can be no assurance that an active market will develop for our common stock. Although our director Daniel Hodges has agreed to assist us in obtaining a market maker (a requirement for listing), there can be no assurance any broker will be interested in trading our stock. Therefore, it may be difficult to sell your shares if you should desire or need to sell. You may have no more liquidity in your stock even if we are successful in getting our stock transaction registered and getting listed on the OTC Bulletin Board.

Once we have issued shares of our common stock in the merger, we do not know if or how our common stock will trade. Even if we are successful in being listed on the OTC Bulleting Board, the market price of our common stock may fluctuate significantly due to a number of factors, some of which may be beyond our control, including:

o        the  potential   absence  of  securities   analysts   covering  us  and
         distributing research and recommendations about us;

o the liquidity of our common stock, which will be low, because only 22% of our shares will be in the hands of non-affiliates of the company and such shares are not eligible for sale under exemptions from registration under the Securities Act of 1933;

o changes in earnings estimates by securities analysts or our ability to meet those estimates;

o the operating results and stock price performance of other comparable companies;

o        low trading volume because so much of our stock is closely held; and

o        overall stock market fluctuations.

Any of these factors could have a significant and adverse impact on the market price of our common stock. In addition, the stock market in general has experienced extreme volatility and rapid decline that has often been unrelated or disproportionate to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock, regardless of our actual operating performance.

                                  THE COMPANIES

Essential Laser Concepts, Ltd.

         Since our inception in July 1997, we have not engaged in any operations other than organizational matters. We were formed specifically to be a "blank check" or "clean public shell" corporation, for the purpose of either merging with or acquiring an operating company with operating history assets. We are currently an inactive publicly registered shell corporation with no significant assets or operations. We have not been involved in any litigation nor have we had any prior regulatory problems or business failures. We are not traded on any public market and we have never paid dividends. As of April 2, 2002 (our "Record Date") we had 26 shareholders of record.

         Our executive offices are located at 11601 E. Lusitano Pl., Tucson, Arizona 85748. Our telephone number is (520) 731-9890. Our President, Secretary and sole director is Daniel L. Hodges.

         As the sole director, Mr. Hodges has commenced implementation of our principal business purpose, which is to seek merger or acquisition candidates. We have sought to acquire assets or shares of an entity actively engaged in business and which generates revenues, in exchange for our securities. We have not and will not, if the merger is not consummated, limit our search to any particular field or industry.

         Mr. Hodges has a controlling interest in numerous shell companies which seek or have effected mergers or acquisitions similar to that which we seek. Mr. Hodges owns 800,000 pre-split shares (80 percent) of our outstanding common stock. In the past, Mr. Hodges has typically sold his controlling shares in the shell companies for cash. The other shareholders of the shell companies received shares in the applicable new company as a result of the merger or acquisition.

         Competition. We are not a significant participant in the market for mergers with, or financing of, development stage enterprises. There are many established management and financial consulting companies and venture capital firms which have significantly greater financial and personnel resources, technical expertise and experience than we have in this field. In view of our limited financial resources and management availability, we continue to be at a significant competitive disadvantage.

         Property. We have no operations and therefore neither rent nor own any property. We operate at 11601 E. Lusitano Pl., Tucson, Arizona 85748, the offices of Daniel L. Hodges. We pay no rent on this space.

         Employees. We have no full-time or part-time employees. Mr. Hodges, our sole officer and director, has agreed to allocate a nominal portion of his time to our activities without compensation.

         Legal Proceedings. We are not subject to any pending litigation, legal proceedings or claims.

         Market Information. There are no public markets for our common stock. None of our securities are traded on any public market.

         Dividends. We have not paid dividends on our common stock and do not anticipate doing so in the foreseeable future.

         Our Management's Discussion and Analysis of Financial Condition and Results of Operation

         We are an inactive publicly registered shell corporation with no significant assets or operations. There are no trends that will result in or are likely to result in our liquidity increasing or decreasing. We have no material commitments for capital expenditures as of the end of the latest fiscal period. We do not anticipate performing research and development for any products during the next twelve months. We have no full or part time employees and do not anticipate hiring any employees during the next twelve months. We are a public shell corporation created as a vehicle to acquire or merge with another corporation who seeks perceived advantages of a publicly held corporation. We have, and likely will continue to have, insufficient capital to engage in any operations other than acquiring or merging with another company.

         Trading Market and Dividends. Our stock is not traded on any public market or exchange.

         Holders of common stock are entitled to receive dividends out of assets legally available for this purpose at the times and in the amounts as the Board of Directors may from time to time determine. Holders of common stock will share equally on a per share basis in any dividend declared by the Board of Directors.

         We have not paid any dividends on our common stock and do not anticipate paying any cash dividends in the foreseeable future.

AgniCAD, Incorporated

         AgniCAD, Inc. was formed in December, 1998 as Agni Technical Consultants, L.L.C., a Washington Limited Liability Company. AgniCAD Incorporated was formed as a successor in November 2000, and its services-based company providing computer-aided design (CAD) consulting and services for the North American construction industry.

         AgniCAD has created a new business model in the field of detailing for the creation of detailed shop drawings. AgniCAD utilizes an operational facility in Seattle, Washington and outsourcing through a service provider based in Mumbai, India. Detailing is a critical component of all commercial and industrial construction projects. Every development project begins with a design phase where architects and design engineers create the basic shape or structure of a given project. Once the design phase is complete, a general contractor is brought in to construct the design prepared by the architect/engineer. In order to obtain the material necessary to build the design, a general contractor hires fabricators to manufacture the necessary steel, rebar, post tensioning, joist and girder, etc. These fabricators in turn hire detailers to translate contract drawings into shop drawings. Once the detailed drawings have been approved by the general contractor and/or architect/engineer, they are utilized for both fabrication and erection purposes.

         Today, the U.S. detailing industry is in crisis due to a severe shortage of qualified detailers. A combination of outmoded production practices, high labor costs and lack of new talent entering the field has crated a large disparity between detailing capacity and the demand for available detailing services. AgniCAD's unique production model offers its customers a variety of benefits unavailable anywhere else in the industry, including (1) improvement in quality and sophistication of detailing product through the use of university trained civil engineers and state of the art detailing software and automation tools; (2) substantial cost savings over traditional detailing service providers with billing rates 40% below current market prices; (3) production turn-around and delivery well in advance of industry standards, including 16-hours production days and 24-hour operational handshake with client facilities; (4) standardization of work flow and output; (5) integration of disparate detailing fields into a unified product offering for consolidation of a client's total detailing requirements; (6) expansion of our clients' core production capacity through elimination of detailing bottleneck.

         AgniCAD's revenue model is driven by production of detailing hours which are billed at a flat rate based on specified production efficiencies variable by field of detailing, complexity of the work, and client delivery requirements. By effectively implementing the strategies in this business plan, AgniCAD expects to realize rapid growth due to our ability to obtain and produce detailing hours.

         AgniCAD's Management Discussion and Analysis of Financial Condition and Results of Operation

The following discussion should be read in conjunction with AgniCAD's financial statements appearing elsewhere in this information statement. The following discussion contains forward-looking statements, including, but not limited to, statements concerning our plans, anticipated expenditures, the need for additional capital and other events and circumstances described in terms of our expectations and intentions. You are urged to review the information set forth under the captions for factors that may cause actual events or results to differ materially from those discussed below.

The Company operated as a Limited Liability Company until December 31, 2000 and as such no shares were then outstanding.

RESULTS OF OPERATIONS

Comparison of 2001 and 2000

         Revenues. Revenues increased to $196,059 in 2001 from $73,348 in 2000. This revenue growth of 167% was primarily the result of new customer work and expansion of relationships with existing customers.

         Gross Margin. Gross margin for 2001 increased to $88,664 from $29,246 in 2000, an increase of 203%. The increase was primarily due to our ability to bring our detailing staff up to full capacity from an underutilized condition. The increase was also partially due to the implementation of employee training programs which increased overall employee productivity.

         General and Administrative. General and administrative expenses for the fiscal year ended December 31, 2001 totaled $253,291 and the Company experienced a net loss of $205,397 against revenues of $196,059 and cost of services provided of $107,395. The major expenses during this period were $67,365 for U.S. personnel costs; $48,432 in professional services; $36,513 for travel and $34,756 for depreciation and amortization. The categories of insurance, bad debt expense, business taxes, software maintenance, telephone and supplies made up the remainder of the total expenses.

         General and administrative expenses for the year ended December 31, 2000 totaled $78,900 and the Company experienced a net loss of $51,583 against revenues of $73,348 and cost of services provided of $44,102. The major expenses during this period were $17,308 in professional services; $17,140 in depreciation and amortization; $6,756 in telephone expense; $8,588 in bad debt expense and $21,554 in travel. The categories of rent and miscellaneous expenses made up the remainder of total expenses.

Income Taxes

Prior to the December 31, 2000 reorganization, AgniCAD had elected to be taxed as a limited liability company under the Code. In lieu of corporate income taxes, the members of a limited liability company are taxed on their proportionate share of the company's income. Therefore, no provision or liability for income taxes has been accrued or included in the December 31, 2000 financial statements. After December 31, 2000, the Company records income taxes using the liability method of Statement of Financial Accounting Standards No. 109, Accounting for Income Taxes. At December 31, 2001, operating loss carryforwards of approximately $169,000 expiring through 2020, are available to offset future taxable income. Utilization of these carryforwards is dependent on future taxable income. Subsequent changes in the Company's ownership could result in limitations on the use of its net operating loss carryforwards. For financial reporting purposes, a valuation allowance of $68,700 has been recognized to offset the deferred tax asset related to those carryforwards.

LIQUIDITY AND CAPITAL RESOURCES

         AgniCAD's capital needs consist primarily of operating cash needs and capital equipment purchases. AgniCAD has historically financed its operations through a combination of equity and convertible notes payable and software license financing. Our liquidity is impacted primarily by collection of accounts receivable, monthly payroll and financing installment payments.

         During 2001, net cash used in operating  activities  totaled  $115,030.
The primary adjusting items were $24,792 for issuance of common stock for services, $35,000 for issuance of commons tock in connection with pending merger, $34,756 in depreciation and amortization, $29,289 for increase in accounts payable, and $21,000 for decrease in license fee payable. AgniCAD used $13,787 in investing activities in 2001 for the purchase of equipment and software licenses. AgniCAD generated $130,000 in financing activities in 2001.

         During 2000, net cash used in operating activities totaled $25,328. The primary adjusting items were $24,857 for increase in accounts receivable, $17,140 in depreciation and amortization and $32,075 for increase in accounts payable. AgniCAD used $23,659 in investing activities in 2000 for the purchase of equipment and software licenses. AgniCAD generated $47,500 in financing activities in 2000.

         AgniCAD will pursue further opportunities to augment its capital structure to support anticipated growth following the merger. We can offer no assurance that AgniCAD will be able to secure such additional capital or if it is able to do so that it will be on terms acceptable to it. AgniCAD's management has determined that because of the deficiency in working capital, significant operating losses and lack of liquidity, there is doubt about its ability to fulfill its business plan unless additional working capital is obtained.

Inflation

         AgniCad's results of operations have not been affected by inflation and its management does not expect inflation to have a material impact on its operations in the future.

Description of AgniCAD's Capital Stock

         AgniCAD has 40,000,000 shares of common stock authorized at a par value of $.001. As of April 2, 2002, there were 7,760,000 shares issued and outstanding. There are no agreements to issue any additional stock. There are no voting trusts between AgniCAD and its shareholders relative to the outstanding common stock.

                  PROPOSAL NO. 3: CHANGE IN OUR CORPORATE NAME

         Following the combination, our board of directors and the majority shareholder has decided that it is in our best shares to change our name to reflect the merger with AgniCAD in order to capture the goodwill associated with that name. Therefore, following the closing of the combination we will amend to our articles of incorporation to change our name to AgniCAD, Inc. The form of amendment is attached hereto as Appendix C.

              PROPOSAL NO. 4: AUTHORIZE BLANK CHECK PREFERRED STOCK

         Our majority shareholder has approved an amendment to our articles of incorporation which would allow for the issuance of preferred stock. At the present time, our articles of incorporation do not allow for the issuance of preferred stock. The board of directors has reviewed this matter and has decided that it is in our best interest to amend our articles of incorporation to provide for 10,000,000 shares of "blank check" preferred stock.

         Blank check preferred stock is preferred stock that is generally authorized for issuance without any determination of rights and preferences attached to it. The final decision as to the rights and preferences of preferred stock that is issued rests in the hands of the board of directors without any further shareholder approval requirement. In other words, the board of directors can issue preferred stock in one or more classes with varying rights and preferences from time to time without asking your permission.

         As mentioned above, the board of directors reviewed this matter and determined that not having the ability to issue preferred stock was a detriment to our ability to achieve our business strategy. In addition, in the context of the combination, the lack of authorized preferred stock would hinder our ability to raise additional capital, assuming the combination is consummated, for the ongoing business operations of AgniCAD.

         The form of amendment that we are asking for your approval on is attached hereto as Appendix C.

                               GENERAL INFORMATION

Security Ownership of Our Shares By Certain Beneficial Shareholders

         As of April 2, 2002, Daniel L. Hodges was: (i) the only person known by us to be the beneficial owner of more than 5% of the outstanding shares of common stock, and (ii) is our sole director and executive officer. Mr. Hodges has sole voting and investment power as to the shares shown.

Name and Address of Beneficial Owner        Amount   Percent

Daniel L. Hodges                            800,000(1)        80%
President and Director
11601 E. Lusitano Place
Tucson, AZ  85748

 (1)     Pre-split shares.

         After the merger our shareholders will own 2,240,000 shares or 22.4% of the combined company.

Executive Compensation of our Directors and Officers

         Mr. Hodges, the sole officer and director has not received any compensation, at any time.

Shareholder Proposals

         If the merger is not consummated, we may hold an annual meeting of shareholders during 2002. In the event such a meeting is held, any shareholder notice of a proposal intended to be presented at such meeting must be received at our principal offices no later than the close of business of the sixtieth day prior to the meeting, unless the public announcement is first made by us fewer than seventy days prior to the date of such annual meeting, then the notice must be received by the close of business on the tenth day following the day on which the public announcement of the date of such annual meeting is made.

         A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the annual meeting: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (iii) the class and number of shares of the corporation which are beneficially owned by the shareholder, (iv) any material interest of the shareholder in such business and (v) any other information that is required to be provided by the shareholder pursuant to Regulation 14A under the Securities Exchange Act of 1934, in his capacity as a proponent of a shareholder proposal. Notwithstanding the foregoing, in order to include information with respect to a shareholder proposal in the proxy statement and form of proxy for a shareholder's meeting, shareholders must provide notice as required by the regulations promulgated under the 1934 Act.

Management Following the Combination

         The following table sets forth the names, positions and ages of the directors and executive officers of our directors and officers following the merger. All directors are elected at each annual meeting and serve for one year and until their successors are elected and qualify. Officers are elected by the Board of Directors and their terms of office are at the discretion of the Board.

Name of Director/Officer   Age      Position(s) With Company

Lloyd Andrews              81      Chairman of the Board, Director

Oliver Bangera             38      President, Chief Executive Officer, Director

Shaun Gill                 33      Vice Chairman, Secretary, Treasurer, Director

Matt Wayrynen              41      Director

Vern Gillett               64      Director

         Lloyd Andrews. Mr. Andrews has been a director since November 2000. Lloyd is a retired Washington State Senator and past gubernatorial candidate. He was the founder of Chem Nuclear Systems (a publicly held company sold to Waste Management Systems) and is the past Chairman of the Board for Flow International Corporation. Lloyd is currently a Director for Smith Barney's Fundamental Fund, and he continues to serve as Chairman Emeritus for Flow International and as a Senior Consultant for Chem Nuclear Systems. Finally, Lloyd is a founder and Co-Chairman of the Board for Netcompliance, a start-up company based in Seattle, Washington.

         Oliver Bangera. Mr. Bangera has been a director and our Chief Executive Officer and president since November 2000. Mr. Bangera was the General Secretary for the National Student Union of India (NSUI), the student wing of the Congress
(I) -  India's  largest  national  political  party.  In  his  role  as  General
Secretary, he developed an extensive network of contacts within India's political and business communities. In the U.S., Oliver was a four-term President of the graduate and Professional Students' Association (GPSA) at Washington State University. As president, Mr. Bangera played a role in policy development for the University by representing the Association on the Board of Regents. Oliver holds a bachelor degree in political science from Bombay University and a Masters degree in Political Science and International Relations from Washington State University.

         Shaun Gill. Mr. Gill was formerly Director of the India and South Asia Program at the Center for Strategic and International Studies (CSIS) in Washington, D.C. At CSIS, his responsibilities included meetings with senior U.S. and South Asian government, political, and business leaders; overview of Program budget and development activities; management of ongoing research projects; foundation and grant proposal writing; and editorial oversight of Program publications, including the CSIS India Monitor & India Economic Watch newsletter. Shaun was also deputy to William Clark, Jr., former U.S. Ambassador to India and Assistant Secretary of State for Asia Pacific Affairs. Mr. Gill holds a bachelor's degree in political science and history from Colgate University and a law degree from the University of Washington School of Law.

         Matt Wayrynen. Mr. Wayrynen has been a licensed broker in Canada for the last 8 years. His experience has included venture capital, initial public offerings, secondary financings and mergers and acquisitions. Mr. Wayrynen was also an original member of the co-founding group of Netcompliance a Seattle-based internet company. Mr. Wayrynen has also been a licensed Canadian realtor for 10 years specializing in the conversion of residential apartments into freehold condominiums.

         Vern  Gillett.   Mr.   Gillett  has  been  employed  with  Design  Data
Corporation based in Lincoln, Nebraska for the past 15 years. Design Data develops, markets and sells drafting and engineering software to firms in the steel industry and internationally. Mr. Gillett was formerly Vice President of Sales for Design Data. Prior to joining Design Data, Mr. Gillett was a teacher and superintendent in Nebraska. Mr. Gillett received a Bachelor of Science and Master of Science in education from Chadron State College in Nebraska.

         Our Principal Shareholder.

         As of December 31, 2001, Daniel L. Hodges holds 800,000 shares of our pre-split common stock which represents 80% of our issued and outstanding capital stock. He is also our sole director and executive officer. Twenty-five shareholders hold the remaining 200,000 shares of our pre-split common stock none of whom own in excess of 1% of our shares.

                                   APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

                                 by and between

                         ESSENTIAL LASER CONCEPTS, LTD.

                                       and


                              AGNICAD, INCORPORATED



                              Dated April 2 , 2002

                                TABLE OF CONTENTS





                                                                            Page



ARTICLE I:           THE MERGER                                                3

ARTICLE II:          REPRESENTATIONS AND WARRANTIES                            4

ARTICLE III.A:       COVENANTS OF AGNICAD                                     10

ARTICLE III.B:       COVENANTS OF ESSENTIAL LASER                             10

ARTICLE IV:          CERTAIN COVENANTS                                        11

ARTICLE V:           CONDITIONS                                               12

ARTICLE VI:          STOCK RESTRICTION/INVESTMENT REPRESENTATION              15

ARTICLEVII:          INDEMNIFICATION AND WAIVER OF CLAIMS - ESSENTIAL LASER   16

ARTICLE VIIA:        INDEMNIFICATION AND WAIVER OF CLAIMS - AGNICAD           17

ARTICLE VIII:        CLOSING DATE                                             18

ARTICLE IX:          RESIGNATION AND ELECTION                                 18

ARTICLE X:           MISCELLANEOUS                                            18



Exhibit A                                                                     23

Exhibit B                                                                     24

Exhibit C                                                                     25

Exhibit D                                                                     26

Exhibit E                                                                     27

Exhibit F                                                                     28

Exhibit G                                                                     29

Exhibit H                                                                     31

                          AGREEMENT AND PLAN OF MERGER



       AGREEMENT AND PLAN OF MERGER, effective April 2, 2002, between ESSENTIAL LASER CONCEPTS, LTD.., a Nevada Corporation ("ESSENTIAL LASER") and AGNICAD, INCORPORATED, a Washington Corporation ("AgniCAD").

                  WHEREAS, the respective Boards of Directors of ESSENTIAL LASER and AgniCAD deem it advisable to merge such Company into ESSENTIAL LASER ("Merged Company") pursuant to this Agreement and a Certificate of Merger to be executed by each Company ("Certificate of Merger") and Articles of Merger to be executed by each company and ESSENTIAL LASER ("Articles of Merger"), whereby the holders of shares of common stock of each Company (such shares of common stock being sometimes hereinafter called, collectively, the "Common Stock") outstanding at the effective time (as hereinafter defined) of the merger will have the right to receive shares of ESSENTIAL LASER common stock, $0.001 par value per share (the "Essential Shares"), in the manner and in such amount as is set forth in Article I hereof and upon the terms and conditions otherwise set forth in this Agreement; and

                  WHEREAS, to effectuate the foregoing, the parties desire to adopt a plan of reorganization in accordance with the provisions of Section 368(a)(1)(A) of the Internal Revenue Code of 1986, as amended (the "Code");

                  NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements herein contained, and for the purpose of stating the terms and conditions of the merger, the mode of carrying the same into effect, the manner of converting the shares of each company issued and outstanding immediately prior to the effective time of the merger into ESSENTIAL LASER shares, and such other details and provisions as are deemed desirable, the parties hereto, severally and jointly, have agreed, and do hereby agree, subject to the terms and conditions hereinafter set forth as follows:

                                    ARTICLE I

                                   THE MERGER

         1. Execution of Certificate of Merger and Articles of Merger. Subject to the provisions of this Agreement, the Articles of Merger with respect to the merger shall be executed and acknowledged by ESSENTIAL LASER and AgniCAD and thereafter delivered to the Secretary of State of the State of Nevada for filing, as provided by the Nevada Business Corporation Act, as soon as practicable on or after the Closing Date (as hereinafter defined) of such merger. The merger shall become effective upon the filing of the Articles of Merger with the Secretary of State of the State of Nevada. The date and time when a merger becomes effective shall be called the "effective time" of such merger. At the effective time of a merger, the separate existence of the merged company (AgniCAD) shall cease and such company shall be merged with and into ESSENTIAL LASER. ESSENTIAL LASER shall be the Surviving Corporation upon the consummation of the merger (the "Surviving Corporation").

         2. Consummation of the Merger. As soon as practicable after the approval of the merger by the stockholders, ESSENTIAL LASER and AgniCAD will cause such merger to be consummated in accordance with applicable law, subject to the conditions hereinafter set forth.

         3. Conversion of Shares of AgniCAD/ESSENTIAL LASER. At the effective time of the merger of AgniCAD with and into ESSENTIAL LASER, each outstanding share of AgniCAD common stock (currently 7,760,000) shall be canceled and shall be converted into ESSENTIAL LASER shares (at the ratio of 1 share of ESSENTIAL LASER Common Stock for each share of AgniCAD share of Common Stock) by virtue of such merger and without any action on the part of the holder thereof, such that prior Shareholders of AgniCAD Common Stock will hold 7,760,000 shares of Common Stock of ESSENTIAL LASER, current shareholders of ESSENTIAL LASER will hold 2,240,000 shares of Common Stock of ESSENTIAL LASER.

         4. Exchange of Certificates. After the effective time of the merger, each holder of a certificate theretofore evidencing outstanding shares of common stock of the merged company (other than shares held by dissenting stockholders and shares that are automatically canceled as hereinabove provided), upon surrender of the same to Securities Registrar and Transfer Corporation (the "Transfer Agent") or such other agent or agents as shall be appointed by ESSENTIAL LASER, shall be entitled to receive in exchange therefor a certificate or certificates evidencing the number of full shares for which the shares of common stock of the merged company theretofore represented by the certificate or certificates so surrendered shall have been exchanged as provided in this paragraph 4. As soon as practicable after the effective time of each merger, the Transfer Agent will send a notice and transmittal form to each holder of an outstanding certificate which immediately prior to the effective time of such merger evidenced shares of common stock of the merged company and which is to be exchanged for ESSENTIAL LASER as provided in paragraph 3 hereof, advising such stockholder of the terms of the exchange effected by such merger and the procedure for surrendering to the Transfer Agent (which may appoint forwarding agents) such certificate for exchange into one or more certificates evidencing ESSENTIAL LASER shares. Until so surrendered, each outstanding certificate which, prior to the Effective time of such merger, represented common stock of the merged company (other than shares previously held by dissenting stockholders) will be deemed for all corporate purposes of ESSENTIAL LASER to evidence ownership of the number of full ESSENTIAL LASER shares for which the shares of common stock of the merged company represented thereby were exchanged; provided, however, that until such outstanding certificates formerly evidencing common stock of the merged company are so surrendered, no dividend payable to holders of record of ESSENTIAL LASER shares as of any date subsequent to the effective time of such merger or any cash in lieu of any fraction of a ESSENTIAL LASER share payable pursuant to Section 5 hereof shall be paid to the holder of such outstanding certificates in respect thereof. After the effective time of such merger there shall be no further registry of transfers on the records of the merged company of shares of common stock of the merged company and, if a certificate evidencing such shares is presented to ESSENTIAL LASER, it shall be canceled and exchanged for a certificate evidencing shares of ESSENTIAL LASER common stock as herein provided.

         5. No Fractional Shares. Neither certificates nor scrip for fractional ESSENTIAL LASER shares will be issued and any such fractional shares shall be rounded up or down as necessary to meet the requirements of this Agreement.

         6. Certificate of Incorporation; By-laws; Directors. The Certificate of Incorporation and By-laws of ESSENTIAL LASER, as in effect immediately prior to the effective time of the merger, shall continue to be the Certificate of Incorporation and By-laws of ESSENTIAL LASER, until they shall thereafter be duly altered, amended or repealed. The directors of ESSENTIAL LASER shall continue as the directors of ESSENTIAL LASER until their successors shall be duly elected and qualified.

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

         1. Representations and Warranties of Essential Laser. ESSENTIAL LASER represents and warrants to AgniCAD, as follows:

         (a) ESSENTIAL LASER has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by the Board of Directors of ESSENTIAL LASER, and, except for the approval of ESSENTIAL LASER's stockholders, no other corporate proceedings on the part of ESSENTIAL LASER are necessary to authorize this Agreement and the transactions contemplated hereby.

         (b) ESSENTIAL LASER has heretofore delivered to AgniCAD its Annual Report on Form 10-KSB for the fiscal year ended December 31, 2001, as filed with the Securities and Exchange Commission (the "Commission"). As of the respective dates, such documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         (c) Except as previously disclosed to AgniCAD in writing or in the reports delivered pursuant to Section 1(b) or the Information Statement (as that term is defined under Regulation 14C of the Securities Exchange Act of 1934), there has not been any material adverse change in the business, operations, properties, assets, condition, financial or otherwise, or prospects of ESSENTIAL LASER and its subsidiaries taken as a whole.

         (d)  Due   Organization;   Power;   Qualification;   Subsidiaries   and
Affiliates; Etc.

                  (i) ESSENTIAL LASER is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and has the corporate power to own its property and to carry on its business as now conducted. The nature of the business now conducted by ESSENTIAL LASER, the character of the property owned by it, or any other state of facts does not require ESSENTIAL LASER to be qualified to do business as a foreign corporation in any jurisdiction.

                  (ii) ESSENTIAL LASER has no subsidiaries or affiliates (as that term is used in the regulations promulgated under the Securities Act of 1933).

         (e) Capitalization.


                  (i) The total authorized capital stock of ESSENTIAL LASER consists of 100,000,000 shares of common stock, ($0.001 par value). An aggregate of 1,000,000 shares of common stock are currently issued and outstanding. All of such stock has been duly and validly issued and is fully paid and non-assessable.

                  (ii) There are, and on the Closing Date, there will be, no outstanding subscriptions, options, warrants, contracts, calls, puts, agreements, demands or other commitments or rights of any type to purchase or acquire any securities of ESSENTIAL LASER, nor are there outstanding securities of ESSENTIAL LASER which are convertible into or exchangeable for any shares of ESSENTIAL LASER Common Stock, and ESSENTIAL LASER has no obligation of any kind to issue any additional securities.

         (f)    Financial    Information:    No   Material    Adverse    Change.

                  (i) ESSENTIAL LASER has furnished to AgniCAD the financial statements of ESSENTIAL LASER as at and for the period ended December 31, 2001 (the "Financials"). The Financials have been prepared in accordance with generally accepted accounting principles, and fairly present the financial condition of ESSENTIAL LASER as at the date thereof, and the results of operation of ESSENTIAL LASER for the period then ended.

                  (ii) Since December 31 , 2001, there has been no material adverse change in the business or financial condition or the operations of ESSENTIAL LASER or to the best knowledge of ESSENTIAL LASER any occurrence, circumstance, or combination thereof which reasonably could be expected to result in such a material adverse change in the future except as stated and shown on Exhibit B.

                  (iii) At December 31 , 2001, there were no liabilities, absolute or contingent of ESSENTIAL LASER that were not shown or reserved against on the balance sheets included in the Financials, except obligations under the contracts shown on or as otherwise disclosed in Exhibit B.

                  (iv) Since December 31 , 2001, ESSENTIAL LASER has not sold or otherwise disposed of or encumbered any of the properties or assets reflected on the Financials, or otherwise owned or leased by it, except in the ordinary course of business, or as otherwise disclosed on Exhibit B.

         (g) Tax Matters.


                  (i) ESSENTIAL LASER has filed or caused to be filed with the appropriate federal, state, county, local and foreign governmental agencies or instrumentalities all tax returns and tax reports required to be filed, and all taxes, assessments, fees and other governmental charges have been fully paid when due.

                  (ii) There is no pending or any threatened federal, state or local tax audit of ESSENTIAL LASER; there is no agreement with any federal, state or local taxing authority by ESSENTIAL LASER that may affect the subsequent tax liabilities of AgniCAD.

                  (iii) Without limiting the foregoing: (a) the financial statements include adequate provision for all taxes, assessments, fees, penalties and governmental charges which have been or in the future may be assessed against ESSENTIAL LASER with respect to the period then ended and all periods prior. thereto; and (b) ESSENTIAL LASER is not, on the date hereof, liable for taxes, assessments, fees or governmental charges.

         (h) No Conflict or Default. Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term condition or provisions of the Articles of Incorporation or Bylaws of ESSENTIAL LASER, or of any agreement, deed, contract, mortgage, indenture, writ, order decree, legal obligation or instrument to which ESSENTIAL LASER is a party or by which it or any of its respective assets or properties are or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder, or result in the creation or imposition or any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of ESSENTIAL LASER, or give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of ESSENTIAL LASER.

         (i) Party to Agreements. ESSENTIAL LASER is not a party to any contract or other arrangement except those made in the ordinary course of business or which are terminable on the giving of sixty (60) day's (or less) notice of ESSENTIAL LASER's intent to terminate such contract. ESSENTIAL LASER is not in default in any material respect under any contract or agreement to which it is a party or by which it or any of its assets is or may be bound.

         (j) Litigation. There are no actions, suits, investigations, or proceedings pending or threatened, against or affecting or which may affect ESSENTIAL LASER, the performance of the terms and conditions hereof, or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this agreement; and ESSENTIAL LASER does not know of any state of facts which would give rise to any such action, suit, investigation or proceeding. ESSENTIAL LASER is not subject to any order, judgment, decree, stipulation or consent or any agreement with any governmental body or agency that affects its business or operation.

         (k) Securities Filings. As of the date of this Agreement and on the Closing Date, ESSENTIAL LASER has and will have made all filings required to be made by ESSENTIAL LASER with the Securities and Exchange Commission and any state securities authorities.

         (l) Governmental Approval. ESSENTIAL LASER has all permits, licenses, orders and approvals of all federal, state, local or foreign governmental or regulatory bodies required for ESSENTIAL LASER to conduct its business as presently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders or approvals will be affected by the consummation of the transactions contemplated by this Agreement and all such permits, licenses, order or approvals to the extent transferable, are transferable to ESSENTIAL LASER. No approval or authorization of or filing with any governmental authority on the part of ESSENTIAL LASER is required as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         (m) Salaries. ESSENTIAL LASER has no employees, has paid no salaries, and does not have any pension plan, profit-sharing plan or employees' savings plan

         (p) Conflicts of Interest. ESSENTIAL LASER has not entered into any transactions between its Management and such Corporation; Management has no interest in affiliated Corporations; and there are no actual or potential conflicts of interest.

         2. Representations and Warranties of AgniCAD: AgniCAD represents and warrants, to ESSENTIAL LASER as follows:

         (a) Such Company has the corporate power and authority to enter into this Agreement and to carry out its obligation hereunder. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by its Board of Directors and, except for the approval of its stockholders, no other corporate proceedings on the part of such Company are necessary to authorize this Agreement and the transactions contemplated hereby.

         (b) Except as disclosed in writing in Exhibit B herein, since September 30, 2001, there has not been any material adverse change in the business, operations, properties, assets, condition, financial or otherwise, or prospects of such Company taken as a whole.

         (c) AgniCAD has heretofore delivered to ESSENTIAL LASER (i) Business Plan; (ii) Minutes of Directors and Shareholders meetings; and (iii) audited financial statements for the year ended December 31, 2001. Such documents did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and the financial statements heretofore delivered to ESSENTIAL LASER are in accordance with the books and records of AgniCAD and fairly present the financial position and the results of the operations, changes in stockholders' equity and changes in financial position of AgniCAD, as at and for the periods indicated, in each case in conformity with generally accepted accounting principles consistently applied.

         (d) The authorized capital stock of AgniCAD consists of 50,000,000 shares, of which 10,000,000 shares of preferred stock, $0.001 is authorized, none of which is outstanding, and 40,000,000 shares of which are common stock, $0.001 par value per share, of which 7,760,000 shares are issued and outstanding as of the date hereof. Except for that certain Series "A" Convertible Debenture Certificate, between AgniCAD and Valorinvest Ltd., dated May 7, 2001, there are no options, warrants, convertible securities or rights that may require any Company to issue additional shares of its capital stock. All the outstanding shares of Common stock of AgniCAD have been duly authorized, and are validly issued, fully paid and non-assessable.

         (e) Any amounts due and owing immediately prior to the effective date of the merger to the officers, directors, and employees of AgniCAD shall not be paid to such persons out of funds of ESSENTIAL LASER existing as of the Closing Date.

         (f)  Due   Organization:   Power;   Qualification;   Subsidiaries   and
Affiliates; Etc.

                  (i) AgniCAD is a corporation duly organized, validly existing, and in good standing under the laws of the State of Washington and has the corporate power to own its property and to carry on its business as now conducted. The nature of the business now conducted by AgniCAD, the character of the property owned by it, or any other state of facts does not require AgniCAD to be qualified to do business as a foreign corporation in any jurisdiction.

                  (ii) There are no subsidiaries or affiliates (as that term is used in the regulations promulgated under the Securities Act of 1933) of AgniCAD, other than AgniCAD's relationship with D&D Services Ltd., an Indian Corporation providing subcontractor engineering and drafting services to AgniCAD Incorporated.

         (g) Title and Authority. To the best of the knowledge of AgniCAD, shareholders as listed in Exhibit G are together the holders of record and sole beneficial owners of all of the outstanding shares of AgniCAD common stock and now have, at closing will have and at all times prior to the closing hereunder will have:

                  (i) full legal title to all of such shares free and clear of any liens, security interests, encumbrances, pledges, charges, claims voting trusts, restrictions on transfer, and of any rights or interest therein, direct or contingent, in favor of any other parties; and

                  (ii) full and unrestricted right, power and authority to sell, assign, transfer and deliver the same or to cause the same to be transferred to AgniCAD in accordance with this agreement.

         (h) Financial Information; Contingent Liabilities.

                  (i) At September 30, 2001 there were no liabilities, absolute or contingent of AgniCAD that were not shown or reserved against on the balance sheets included in the Financials, except obligations under the contracts shown on Exhibit B, and that certain Convertible Debenture Certificate, between AgniCAD and Valorinvest Ltd., dated May 7, 2001,.

                  (ii) Since September 30, 2001, AgniCAD has not sold or otherwise disposed of or encumbered any of the properties or assets reflected on the Financials, or otherwise owned or leased by it, except in the ordinary course of business, and as otherwise disclosed on Exhibit B herein.

         (i) Tax Matters.

                  (i) AgniCAD has filed or caused to be filed with the appropriate federal, state, county, local and foreign governmental agencies or instrumentalities all tax returns and tax reports required to be filed, and all taxes, assessments, fees and other governmental charges have been fully paid when due.

                  (ii) There is no pending or, to the best knowledge of AgniCAD, threatened federal, state or local tax audit of AgniCAD; there is no agreement with any federal, state or local taxing authority that may affect the subsequent tax liabilities of AgniCAD.

                  (iii) Without limiting the foregoing: (a) the Financials include adequate provision for all taxes, assessments, fees, penalties and governmental charges which have been or in the future may be assessed against AgniCAD with respect to the period then ended and all periods prior thereto; and (b) AgniCAD is not, on the date hereof, liable for taxes, assessments, fees or governmental charges.

         (j) No Conflict or Default, Neither the execution and delivery of this Agreement, nor compliance with the terms and provisions hereof, including without limitation the consummation of the transactions contemplated hereby, will violate any statute, regulation or ordinance of any governmental authority, or conflict with or result in the breach of any term, condition or provisions of the Articles of Incorporation or Bylaws of AgniCAD, or of any agreement, deed, contract, mortgage, indenture, writ, order decree, legal obligation or instrument to which AgniCAD is a party or by which it or any of its respective assets or properties are or may be bound, or constitute a default (or an event which, with the lapse of time or the giving of notice, or both, would constitute a default) thereunder, or result in the creation or imposition of any lien, charge or encumbrance, or restriction of any nature whatsoever with respect to any properties or assets of AgniCAD, or give to others any interest or rights, including rights of termination, acceleration or cancellation in or with respect to any of the properties, assets, contracts or business of AgniCAD.

         (k) Party to Agreements. AgniCAD is not a party to any contract or other arrangement except those made in the ordinary course of business or which are terminable on the giving of sixty (60) day's (or less) notice of AgniCAD's intent to terminate such contract, except as set forth on Exhibit D annexed hereto. AgniCAD is not in default in any material respect under any contract or agreement to which it is a party or by which it or any of its assets is or may be bound, except with respect to the terms of a certain loan agreement between AgniCAD Inc. and Valorinvest.

         (l) Litigation. Other than as disclosed in its Financial Statements for the period ended December 31, 2001, there are no actions, suits, investigations, or proceedings pending, or, to the knowledge of AgniCAD, threatened, against or affecting or which may affect AgniCAD, the performance of the terms and conditions hereof, or the consummation of the transactions contemplated hereby, in any court or by or before any governmental body or agency, including without limitation any claim, proceeding or litigation for the purpose of challenging, enjoining or preventing the execution, delivery or consummation of this agreement; and except as otherwise disclosed herein docs not know of any state of facts which would give rise to any such action, suit investigation or proceeding. AgniCAD is not subject to any order, judgment, decree, stipulation or consent or any agreement with any governmental body or agency that affects its business or operation.

         (m) Governmental Approval. AgniCAD has all permits, licenses, orders and approvals of all federal state, local or foreign governmental or regulatory bodies required for AgniCAD to conduct its business as presently conducted. All such permits, licenses, orders and approvals are in full force and effect and no suspension or cancellation of any of them is threatened, and none of such permits, licenses, orders of approvals will be affected by the consummation of the transactions contemplated by this Agreement and all such permits, licenses, order or approvals, to the extent transferable, are transferable to ESSENTIAL LASER. No approval or authorization of or filing with any governmental authority on the part of AgniCAD is requited as a condition to the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby.

         (n) Salaries. Exhibit A annexed hereto and made a part hereof is a true and complete list, as of the date of this agreement, of all of the persons who arc employed by AgniCAD.

         (o) Accrued Compensation. AgniCAD does not have any outstanding liability for payment of wages, vacation pay (whether accrued or otherwise), salaries, bonuses, pensions or contributions under any labor or employment contract, whether oral or written or by reason of any past practices with respect to such employees based upon or accruing with respect to services or present or former employees of AgniCAD.

         (p) Employee Benefit Plans. AgniCAD does not have any pension plan, profit-sharing plan or employees' savings plan, and AgniCAD is not otherwise subject to any applicable provisions of the Employee Retirement Income Security Act of 1974 ("ERISA").

         (q) Conflicts of Interest. Transactions between Management of AgniCAD and such Corporation, Management's interest in affiliated Corporations, agreements as to Management's remuneration, as well as any other actual or potential conflicts of interest are disclosed in Exhibit H.

                                  ARTICLE III.A

                              COVENANTS OF AGNICAD

AgniCAD agrees that prior to the Closing Date:

         (a) No dividend shall be declared or paid by other distribution (whether in cash, stock, property or any combination thereof) or payment declared or made in respect to AgniCAD common stock, nor shall AgniCAD purchase, acquire or redeem or split, combine or reclassify any shares of its capital stock.

         (b) No change shall be made in the number of shares of authorized or issued AgniCAD common stock; nor shall any option, warrant, call, right, commitment or agreement of any character be granted or made by AgniCAD relating to its authorized or issued AgniCAD common stock; nor shall AgniCAD issue, grant or sell any securities or obligations convertible into or exchangeable for shares of AgniCAD common stock, except as disclosed in Exhibit C.

         (c) AgniCAD will not take, agree to take or knowingly permit to be taken any action or do or knowingly permit to be done anything, in the conduct of the business of AgniCAD or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of AgniCAD's representations contained herein to be or become untrue in any material respect at the Closing Date.

         (d) AgniCAD will not (i) incur any  indebtedness  for  borrowed  money;
(ii) assume, guarantee, endorse, or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other individual, firm or corporation; or (iii) make any loans, advances or capital contributions to or investments in, any other individual, firm or corporation,

         (e) AgniCAD will not alter or change any employment or other contract with any of its management personnel or make, adapt, alter, revise, or amend any pension, bonus, profit-sharing or other employee benefit plan, or grant any salary increase or bonus to any person without the prior written consent of purchaser, except for normal year-end or anniversary salary adjustments for employees, excluding officers.

                                  ARTICLE III.B

                          COVENANTS OF ESSENTIAL LASER

ESSENTIAL LASER agrees that prior to the Closing Date:

         (a) No  dividend  shall  bc  declared  or  paid or  other  distribution

(whether in cash, stock, property or any combination thereof) or payment declared or made in respect of ESSENTIAL LASER Common Stock, nor shall ESSENTIAL LASER purchase, acquire or redeem or split, combine or reclassify any shares of ESSENTIAL LASER Common stock

         (b) Except as herein provided, no change shall be made in the number of shares of authorized or issued ESSENTIAL LASER common stock; nor shall any option, warrant, call, right, commitment or agreement (other than this Agreement) of any character be granted or made by ESSENTIAL LASER relating to its authorized or issued ESSENTIAL LASER common stock; nor shall ESSENTIAL LASER issue, grant or sell any securities or obligations convertible into or exchangeable for shares of common stock.

         (c) ESSENTIAL LASER will not (i) incur any indebtedness for borrowed money; (ii) assume, guarantee, endorse, or otherwise become liable or responsible (whether directly, contingently or otherwise) for the obligations of any other individual, firm or corporation; or (iii) make any loans, advances or capital contributions to or investments in, any other individual, firm or corporation.

         (d) ESSENTIAL LASER will not make any employment or other contract with any of its management personnel or make, adopt, alter, revise, or amend any pension, bonus, profit-sharing or other employee benefit plan, or grant any salary increase or bonus to any person or owe any accrued salary or other compensation under any agreement or plan (except as disclosed on Exhibit E) without the prior written consent of AgniCAD.

         (e) ESSENTIAL will not take, agree to take, or knowingly permit to be taken any action, or do, or knowingly permit to be done anything in the conduct of the business of ESSENTIAL LASER, or otherwise, which would be contrary to or in breach of any of the terms or provisions of this Agreement, or which would cause any of the representations of ESSENTIAL LASER contained herein to be or become untrue in any material respect at the Closing Date.

                                   ARTICLE IV

                                CERTAIN COVENANTS

         1. Stockholders' Meeting. AgniCAD will take all actions necessary in accordance with applicable law and its Articles of Incorporation and By-laws to convene a meeting of its stockholders as promptly as practicable to consider and vote upon the approval of the merger to which it is a party. ESSENTIAL LASER will take all action necessary in accordance with applicable law and its Certificate of Incorporation and By-laws to obtain the approval of its stockholders as promptly as practicable for approval of the merger.

         2. Conduct of Business by AgniCAD Pending the Merger. Prior to the Effective date of the merger, unless ESSENTIAL LASER and AgniCAD shall otherwise agree in writing, and disclosed to ESSENTIAL LASER and AgniCAD in writing prior to the date hereof, each Company shall not (i) operate its business otherwise than in the ordinary course, (ii) grant any compensation increase to any director, officer or employee, (iii) issue, authorize or propose the issuance of additional shares of capital stock of any class or securities convertible into any such shares or rights, warrants or options to acquire any such shares or convertible securities, (iv) amend its Articles of Incorporation or By-laws, (v) split, combine or reclassify its outstanding shares of Common stock, or (vi) authorize, recommend or propose any merger, consolidation, acquisition of assets, disposition of assets, material change in its capitalization or any comparable event, not in the ordinary) course of business (other than the transactions contemplated hereby and transactions as to which written notice has been given to ESSENTIAL LASER prior to the date hereof).

         3. Takeover Proposals. AgniCAD and ESSENTIAL LASER will not, and will not authorize or permit any officer, director or employee of, or any investment banker, attorney, accountant or other representative retained by, or agent of such Company or any affiliate of such company, to directly or indirectly solicit or encourage any proposal for a merger or other business combination involving such Company or for the acquisition of a substantial equity interest in such Company or a substantial portion of such Company's assets, other than as contemplated by this Agreement. Each Company will promptly advise the other company of the terms of any such proposal that it may receive.

         4. Conduct of Business by ESSENTIAL LASER Pending the Merger. Prior to the effective time of the merger, ESSENTIAL LASER and AgniCAD shall not split, combine or reclassify its common stock or declare, set aside or pay any dividend payable in its common stock, unless prior to the record date for such dividend or the effective date of such split, combination or reclassification, it tenders to AgniCAD or ESSENTIAL LASER (as the case may be) its agreement to amend this Agreement so as to effect an appropriate adjustment in the number of ESSENTIAL LASER or AgniCAD shares (as the case may be) deliverable upon the effective time of each merger, except as follows:

         (a) Prior to the effective date of the Merger, there are 1,000,000 shares of Common Stock of ESSENTIAL LASER outstanding, of which Daniel L. Hodges owns, possesses or controls 800,000 shares issued and outstanding Common Stock. As part of this transaction, and pending the Merger, Daniel L. Hodges, will contribute 784,000 of his 800,000 Common Shares to ESSENTIAL LASER, which shares shall be retired, cancelled and deemed null and void. Subsequent to such event, ESSENTIAL LASER shall then forward split the remaining 216,000 Shares on the basis of 10.37037 Shares for every one share held prior to the Merger, such that as of the effective time of the merger, there shall be then 2,240,000 shares of Common Stock outstanding, prior to the effective time of the merger.

         5. Information Provided by ESSENTIAL LASER. The information to be provided by ESSENTIAL LASER for use in ESSENTIAL LASER's Information Statement to be used in connection with the merger; shall, at the respective times the Information Statement is mailed: and at the time of the stockholders' meetings of AgniCAD and ESSENTIAL LASER and at the effective time of the merger, be true and correct in all material respects and shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein to make the statements made, in the light of the circumstances under which they were made, not misleading.

         6. Information Provided by AgniCAD. The information to be provided by AgniCAD for use in the Information Statement to be used in connection with the merger to which AgniCAD is a party shall, at the times Information Statement is mailed, and at the time of the stockholders' meetings of AgniCAD and ESSENTIAL LASER and at the effective time of the merger, be true and correct in all material respects and shall not contain any untrue statement of a material fact, or omit to state a material fact required to be stated therein to make the statements made, in the light of the circumstances under which they were made, not misleading.

         7. Information Statement. In connection with the preparation of the Information Statement for ESSENTIAL LASER, and/or any other filings, AgniCAD and ESSENTIAL LASER will cooperate with each other and will furnish the information relating to AgniCAD and ESSENTIAL LASER, as the case may be, required by the Securities Act of 1933 and/or the Securities Exchange Act of 1934 to be set forth in such Information Statement and/or any other filings.

         8. Press Releases. AgniCAD and ESSENTIAL LASER agree to cooperate with each other in releasing information concerning this Agreement and the transactions contemplated herein. Where possible, each of the parties shall furnish to the other drafts of all releases prior to publication. Nothing contained herein shall prevent either party at any time from furnishing any information to any governmental agency.

         9. Rule 145 Affiliates. As soon as practicable after the date hereof AgniCAD shall furnish to ESSENTIAL LASER a schedule that sets forth the names of, and number of shares of such company owned beneficially, or of record, by any persons who may be deemed to be an affiliate of such company as that term is used in Rule 145 under the Securities Act of 1933 (a "Rule 145 Affiliate").

         10. Recommendation of Approval, The Board of Directors of ESSENTIAL LASER and AgniCAD shall continue to recommend to their respective stockholders approval of this Agreement and the merger to which such company is a party, except as the fiduciary obligations of each such Board of Directors may otherwise require.

         11. Access. Prior to the closing, AgniCAD shall afford to the officers, attorneys, accountants, and other authorized representatives of ESSENTIAL LASER free and full access to the premises, books and records of AgniCAD in order that ESSENTIAL LASER may make such investigation as it may desire of the affairs of AgniCAD. Prior to the closing, ESSENTIAL LASER shall afford to the officers, attorneys, accountants, and other authorized representatives of AgniCAD free and full access to the premises, books and records of the Company so that purchasers may make such investigations as it may desire of the affairs of the Company.

         12. "Market Stand-off" Agreement. For a period of one year following the effective time of the merger, ESSENTIAL LASER, AgniCAD, their officers, directors, and principal shareholders agree not to engage in any activity in the common stock of ESSENTIAL LASER which will destabilize the value of the common stock, including but not limited to, the sale, transfer or disposition of Common Stock, or the "Shorting" of common stock of the Company which has the effect of destabilization of the value of the common stock.

                                    ARTICLE V

                                   CONDITIONS

         1. Conditions to the Obligations of ESSENTIAL LASER. The obligations of ESSENTIAL LASER to consummate the merger contemplated by this Agreement are subject to the satisfaction, at or before the consummation of such merger, of each of the following conditions:

         (a) The stockholders of such AgniCAD shall have duly approved the merger in accordance with applicable law;

         (b) The stockholders of ESSENTIAL LASER shall have duly approved such merger in accordance with applicable law;

         (c) No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the merger by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the merger of a preliminary or permanent injunction, which would (i) make the merger illegal, (ii) require the divestiture by ESSENTIAL LASER or any other subsidiary of ESSENTIAL LASER of the shares of such company or of a material portion of the business of ESSENTIAL LASER and its subsidiaries taken as a whole, (iii) impose material limits on the ability of ESSENTIAL LASER to effectively control the business of ESSENTIAL LASER and its subsidiaries, (iv) otherwise materially adversely affect ESSENTIAL LASER and its subsidiaries taken as a whole or (v) if the merger is consummated, subject any officer, director, or employee of ESSENTIAL LASER to criminal penalties or to civil liabilities not adequately covered by insurance or enforceable indemnification maintained by ESSENTIAL LASER;

         (d) No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall bc threatened, instituted or pending which would reasonably be expected to result in any of the consequences referred to in clauses (i) through (v) of paragraph (c) above;

         (e) AgniCAD shall have complied in all material respects with its agreements and covenants herein, and all representations and warranties of AgniCAD herein shall be true and correct in all material respects at the time of consummation of the merger as if made at that time, except to the extent they expressly relate to an earlier date, and ESSENTIAL LASER shall have received a certificate to that effect to the best of the knowledge of AgniCAD, signed by the President of AgniCAD;

         (f) (Reserved)

         (g) The holders of no more than ten percent (10%) of the issued and outstanding shares of common stock of AgniCAD with respect to which such merger is proposed shall have exercised their right to dissent as dissenting stockholders.

         (h) With respect to the merger of ESSENTIAL LASER, the merger of ESSENTIAL LASER and AgniCAD shall have become effective.

         2. Conditions to the Obligations of AgniCAD. The obligations of AgniCAD to consummate the merger contemplated by this Agreement are subject to the satisfaction, at or before the consummation of such merger, of each of the following conditions:

         (a) The stockholders of ESSENTIAL LASER shall have duly approved the merger in accordance with applicable law, and each outstanding share of AgniCAD common stock (currently 7,760,000) shall be canceled and shall be converted into ESSENTIAL LASER shares (at the ratio of 1 share of ESSENTIAL LASER for each share of AgniCAD shares) by virtue of such merger and without any action on the part of the holder thereof, such that prior Shareholders of AgniCAD Common Stock will hold 7,760,000 shares of Common Stock of ESSENTIAL LASER, current shareholders of ESSENTIAL LASER will hold 2,240,000 shares of Common Stock of ESSENTIAL LASER.

         (i) Daniel L. Hodges will contribute 784,000 of his 800,000 Common Shares to ESSENTIAL LASER, which shares shall be retired, cancelled and deemed null and void. Subsequent to such event, ESSENTIAL LASER shall then forward split the remaining 216,000 Shares on the basis of 10.37037 Shares for every one share held prior to the Merger, such that as of the effective time of the merger, there shall be then 2,240,000 shares of Common Stock outstanding, prior to the effective time of the merger.

         (b) The stockholders of AgniCAD shall have duly approved such merger in accordance with applicable law;

         (c) No action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the merger by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, which would (i) make the merger illegal, (ii) require the divestiture by AgniCAD or any other subsidiary of AgniCAD of the shares of such company or of a material portion of the business of AgniCAD and its subsidiaries taken as a whole, (iii) impose material limits on the ability of AgniCAD to effectively control the business of AgniCAD and its subsidiaries, (iv) otherwise materially adversely affect AgniCAD and its subsidiaries taken as a whole or (v) if the merger is consummated, subject any officer, director, or employee of AgniCAD to criminal penalties or to civil liabilities not adequately covered by insurance or enforceable indemnification maintained by AgniCAD;

         (d) No action or proceeding before any court or governmental authority, domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall bc threatened, instituted or pending which would reasonably be expected to result in any of the consequences referred to in clauses (i) through (v) of paragraph (c) above;

         (e) ESSENTIAL LASER shall have complied in all material respects with its agreements and covenants herein, and all representations and warranties of ESSENTIAL LASER herein shall be true and correct in all material respects at the time of consummation of the merger as if made at that time, except to the extent they expressly relate to an earlier date, and AgniCAD shall have received a certificate to that effect to the best of the knowledge of ESSENTIAL LASER, signed by the President of ESSENTIAL LASER:

         (f) As of the Closing Date, ESSENTIAL LASER will have made all filings required to be made by ESSENTIAL LASER with the Securities and Exchange Commission and any state securities authorities

         (g) The holders of no more than ten percent (10%) of the issued and outstanding shares of common stock of ESSENTIAL LASER with respect to which such merger is proposed shall have exercised their right to dissent as dissenting stockholders.

         (h) With respect to the merger of ESSENTIAL LASER, the merger of ESSENTIAL LASER and AgniCAD shall have become effective.

         3. Conditions to each Company's Obligations. The obligation of each company to consummate the merger contemplated by this Agreement is subject to the satisfaction, at or before the consummation of such merger, of each of the following conditions;

         (a) the stockholders of such Company shall have duly approved the merger in accordance with applicable law;

         (b) the stockholders of ESSENTIAL LASER shall have duly approved the merger in accordance with applicable law;

         (c) no action shall have been taken, and no statute, rule, regulation or order shall have been promulgated, enacted, entered, enforced or deemed applicable to the merger by any federal, state or foreign government or governmental authority or by any court, domestic or foreign, including the entry of a preliminary or permanent injunction, which would (i) make the merger illegal, or (ii) if the merger is consummated, subject any officer, director or employee of AgniCAD to criminal penalties or to civil liability not adequately covered by insurance or enforceable indemnification arrangements maintained by AgniCAD or ESSENTIAL LASER;

         (d) No action or proceeding before any court or governmental authority domestic or foreign, by any government or governmental authority or by any other person, domestic or foreign, shall be threatened, instituted or pending which would reasonably be expected to result in any of the consequences referred to in clauses (i) and (ii) of paragraph (c) above;

         (e) The Information Statement shall be filed under the Securities Exchange Act of 1934 and shall not be subject to a stop order or any threatened stop order; and

         (f) With respect to the merger of ESSENTIAL LASER, the merger of ESSENTIAL LASER and AgniCAD shall have become effective.

                                   ARTICLE VI

                  STOCK RESTRICTION/INVESTMENT REPRESENTATIONS

         1. No Solicitation. Each shareholder of AgniCAD and ESSENTIAL LASER will not (nor will it permit any agent or affiliate to) solicit, initiate or encourage any Acquisition Proposal or furnish any information to, or cooperate with, any person, corporation, firm or other entity with respect to an Acquisition Proposal. As used herein "Acquisition Proposal" means a proposal for a merger or other business combination involving the Company or for the acquisition of a substantial equity interest in, or a substantial portion of the assets of AgniCAD other than the merger.

         2. The Officers, Directors, Shareholders Holding 10% or more of the outstanding stock of AgniCAD each acknowledges, represent, warrant, and agree that:

         (a) He/she is acquiring ESSENTIAL LASER common stock to be acquired pursuant to this Agreement for his/her own account for investment, and he/she has no present intention to sell, distribute or otherwise dispose thereof;

         (b) He/she has evaluated his/her present and anticipated needs and person requirements and is satisfied that he has adequate means for providing for these expenses without respect to any income or other benefit which may be derived from his investment in ESSENTIAL LASER common stock and does not anticipate any need to sell, assign, or transfer his common stock;

         (c) He/she acknowledges being informed that the ESSENTIAL LASER common stock being received by him is not registered under the Securities Act of 1933 or any state securities law, and it must be held indefinitely unless it is subsequently registered under the Securities Act of 1933 or Securities Exchange Act of 1934 and applicable state securities laws or he furnishes to ESSENTIAL LASER an opinion of counsel satisfactory to ESSENTIAL LASER that registration is not required under the under such Act or laws;

         (d) He realizes that neither the Securities and Exchange Commission, nor the securities regulatory body of any state has received, considered or passed upon the accuracy or adequacy of the information and representations made in this Agreement.



                                  ARTICLE VIIA

             INDEMNIFICATION AND WAIVER OF CLAIMS - ESSENTIAL LASER

          ESSENTIAL LASER, its officers and directors hereby agree, to indemnify and hold AgniCAD, its officers, directors, employees and agents harmless from and against the following:

         (a) any and all liabilities, losses, damages, claims, costs and expenses of ESSENTIAL LASER of any nature, whether absolute, contingent or otherwise, which are not expressly assumed by AgniCAD as herein provided, including but not limited to any and all claims or rights to dissent from the shareholders of ESSENTIAL LASER, purported shareholders of ESSENTIAL LASER, claims of ESSENTIAL LASER creditors, Federal or State or Local taxing authorities, and other claimants of ESSENTIAL LASER;

         (b) Any and all damages or deficiencies resulting from any misrepresentation, breach of any warranty, or non-fulfillment of any covenant or agreement on the part of ESSENTIAL LASER contained in this Agreement or in any statement or certificate furnished or to be furnished to AgniCAD pursuant hereto or in connection with the transactions contemplated hereby; and

         (c) ESSENTIAL LASER, as of the date immediately preceding this Agreement, will indemnify and hold harmless AgniCAD, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which it may become subject within the meaning of the Securities Exchange Act of 1934 and the Securities act of 1933 (the "Act") or under any other statutes or at common law or otherwise, and will reimburse and indemnify AgniCAD and its officers and directors for any legal or other expenses [including the cost of any investigation and preparation] reasonably incurred by them or any of them in connection with investigating or defending any litigation or claim, whether or not resulting in any liability insofar as such losses, claims, damages, expenses, liabilities or actions arise out of are based upon any untrue statement or alleged untrue statement or a material fact contained in any Prospectus, Private Placement Memorandums, Offering Circulars, Proxy Statements, and Verbal, Written and other representations in connection with or related to Limited Partnership Offerings, Joint Ventures, any stock or bond offering, stock conversion rights granted, investment contracts, or other security as that term is defined under the Act or any State Security Act [as amended or as supplemented thereof] or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or any negligent misrepresentation of any officer, director, agent, or employee of ESSENTIAL LASER; or any failure to perform any of the terms or conditions of this agreement AgniCAD agrees upon its receipt of written notice of the commencement of any action against them as aforesaid, in respect of which indemnity may be sought from ESSENTIAL LASER, on account of the indemnity agreement contained in the subsection, to notify ESSENTIAL LASER promptly in writing of the commencement thereof. AgniCAD agrees to notify ESSENTIAL LASER promptly of the commencement of any litigation or proceeding against it or against any of the officers or directors of AgniCAD of which it may be advised, in connection with the issue and sale of any of its securities.

                                  ARTICLE VIIB

                 INDEMNIFICATION AND WAIVER OF CLAIMS - AGNICAD

          AgniCAD, hereby agrees to indemnify and hold ESSENTIAL LASER, its officers, directors, employees and agents harmless from and against the following:

                  (a) any and all liabilities, losses, damages, claims, costs and expenses of AgniCAD of any nature, whether absolute, contingent or otherwise, which are not expressly assumed by ESSENTIAL LASER as herein provided, including but not limited to any and all claims or rights to dissent from the shareholders of AgniCAD, purported shareholders of AgniCAD, claims of AgniCAD creditors, Federal or State or Local taxing authorities, other claimants of AgniCAD, claims arising out of and/or connected to the cancellation, redemption, retirement of AgniCAD stock;

                  (b) Any and all damages or deficiencies resulting from any misrepresentation, breach of any warranty, or non-fulfillment of any covenant or agreement on the part of AgniCAD contained in this Agreement or in any statement or certificate furnished or to be furnished to AgniCAD pursuant hereto or in connection with the transactions contemplated hereby; and

                  (c)  Any  and  all  actions,  suits,   proceedings,   demands,
assessments or judgments, costs and expenses (including reasonable attorneys' fees) incident to any of the foregoing.

                  (d) AgniCAD, as of the date immediately preceding this Agreement, will indemnify and hold harmless ESSENTIAL LASER, from and against any and all losses, claims, damages, expenses or liabilities, joint or several, to which they or any of them may become subject within the meaning of the Securities and the Securities Exchange Act of 1934 and the Securities act of 1933 (collectively the "Act") or under any other statutes or at common law or otherwise, and will reimburse and indemnify ESSENTIAL LASER and its officers and directors for any legal or other expenses including the cost of any investigation and preparation] reasonably incurred by them or any of them in connection with investigating or defending any litigation or claim, whether or not resulting in any liability insofar as such losses, claims, damages, expenses, liabilities or actions arise out of are based upon any untrue statement or alleged untrue statement or a material fact contained in any Prospectus, Private Placement Memorandums, Offering Circulars, Proxy Statements, and Verbal, Written and other representations in connection with or related to Limited Partnership Offerings, Joint Ventures, any stock or bond offering, stock conversion rights granted, investment contracts, or other security as that term is defined under the Act or any State Security Act [as amended or as supplemented thereof] or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein not misleading; or any negligent misrepresentation of any officer, director, agent, or employee of AgniCAD; or any failure to perform any of the terms or conditions of this agreement. ESSENTIAL LASER agrees upon its receipt of written notice of the commencement of any action against them as aforesaid, in respect of which indemnity may be sought from AgniCAD, its Directors and officers on account of the indemnity agreement contained in the subsection, to notify AgniCAD promptly in writing of the commencement thereof. ESSENTIAL LASER agrees to notify AgniCAD promptly of the commencement of any litigation or proceeding against it or against any of the officers or directors of AgniCAD of which it may be advised, in connection with the issue and sale of any of its securities.

                                  ARTICLE VIII

                                  CLOSING DATE

The closing for the consummation of the merger contemplated by this Agreement shall unless another date or place is agreed to in writing by the parties hereto, take place at the offices of Quarles & Brady Streich Lang LLP, on the date which is no later than the fifth business day after the last to occur of the following dates:

                  (a) Five (5) days after the date the stockholders of ESSENTIAL LASER and AgniCAD with respect to which such merger is proposed shall have given the approval referred to in Article IV, Section 1, hereof; or

                  (b) The date on which all the conditions set forth in Article V hereof shall have been satisfied, except to the extent any such conditions shall have been waived by ESSENTIAL LASER or by the respective Companies.

                                   ARTICLE IX

                            RESIGNATION AND ELECTION

       At the closing, ESSENTIAL LASER will cause all of its officers and directors to resign from office and to cause to be elected to the Board of Directors of ESSENTIAL LASER those persons designated by AgniCAD to wit:



          Oliver Bangera            Chief Executive Officer, President/Director

          Shaun Gill                Secretary

          Lloyd Andrews             Chairman

          Vern Gillett              Director

          Matt Wayrynen             Director



                                    ARTICLE X

                                  MISCELLANEOUS

         1. Termination. With respect to each company, this Agreement may be terminated and the merger to which such company is proposed to be a party as contemplated herein may be abandoned (i) by the mutual consent of ESSENTIAL LASER and AgniCAD at any time; (ii) by either AgniCAD or ESSENTIAL LASER if the merger to which such company is proposed to be a party has not been consummated on or prior to May 15, 2002; (iii) in the event of any material adverse change in the business, property, or financial condition of ESSENTIAL LASER or AgniCAD;
(iv) in the event of any action, suit, or proceeding at law or equity against either AgniCAD or ESSENTIAL LASER or by any Federal, State, Local government agency or commission, board or agency, where any unfavorable decision would materially adversely affect the business, property or financial condition or income of AgniCAD or ESSENTIAL LASER; or (v) in the event the merger violates any federal or state statute, rule or regulation. In the event of such termination and abandonment, neither ESSENTIAL LASER nor AgniCAD (or any of its directors or officers) shall have any liability or further obligation to any other party to this Agreement, except that nothing herein will relieve any party from liability for any willful breach of this Agreement.

         2. Expenses. Whether or not any merger is consummated, all out-of-pocket costs and expenses incurred in connection with the merger and this agreement will be paid by the party incurring such expenses, except that AgniCAD shall bear all legal costs and fees for preparing registration statements to be filed with Federal and/or State securities agencies, proxy statements, proxy solicitation costs, proxy mailing costs, due diligence fees and costs, costs and fees of any registration statements, legal fees and costs in preparation of merger documents, and auditing costs.

         3. Brokers. No broker or finder is entitled to any brokerage or finder's fee or other commission or fee from any Company or based upon arrangements made by or on behalf of any Company with respect to the transactions contemplated by this Agreement, except as disclosed on Exhibit F attached hereto and incorporated herein by reference in which Matt Wayrnen is entitled to a fee of 100,000 shares of AgniCAD common stock.

         4. Arbitration. Any controversy arising out of, connected to, or relating to any matters herein of the transactions with AgniCAD, ESSENTIAL LASER on behalf of the undersigned, or this Agreement, or the breach thereof, including, but not limited to any claims of violations of Federal and/or State Securities Acts, Banking Statutes, Consumes Protection Statutes, Federal and/or State anti-Racketeering (e.g. RICO) claims as well as any common law claims and any State Law claims of fraud, negligence, negligent misrepresentations, and/or conversion shall be settled by arbitration; and in accordance with this paragraph and judgment on the arbitrator's award may be entered in any court having jurisdiction thereof in accordance with the provisions of Revised Code of Washington. In the event of such a dispute, each party to the conflict shall select an arbitrator, both of whom shall select a third arbitrator that shall constitute the three-person arbitration board. The decision of a majority of the board of arbitrators, who shall render their decision within thirty (30) days of appointment of the final arbitrator, shall be binding upon the parties. Venue for any action shall lie in Seattle, Washington.

         5. Other Actions. Each of the parties hereto agrees to execute and deliver such other documents, certificates, agreements and other writings and to take such other actions as may be necessary or desirable to consummate the transactions contemplated by this Agreement.

         6. Waiver and Amendment. Any provision of this Agreement may be waived at any time by the party which is or whose stockholders are, entitled to the benefits thereof and this Agreement may be amended or supplemented at any time. No such waiver, amendment or supplement shall be effective unless in writing and signed by the party or parties necessary thereto.

         7. Entire Agreement. This Agreement contains the entire agreement between ESSENTIAL LASER and AgniCAD with respect to the merger and the other transactions contemplated hereby.

         8. Applicable Law. This agreement shall be governed by and construed in accordance with the laws of the State of Washington.

         9. Descriptive Headings. The descriptive headings are for convenience of reference only and shall not affect in any way the meaning or interpretation of this Agreement.

         10. Notices. All notes or other communications hereunder shall be in writing and shall be deemed to have been duly given if delivered personally or sent by registered or certified mail postage prepaid, addressed as follows:

          If to ESSENTIAL LASER, to:      Daniel Hodges

                                          11601 E. Lusitano Place
                                          Tucson, Arizona 85748

                     and to:                    Dave M. Gomez

                                                Quarles & Bandy Streich Lang LLP

                                                One Renaissance Square

                                                Two North Central Avenue

                                                Phoenix, Arizona  85004-2391

    If to AgniCAD, to:                 Oliver Bangera

                                       AgniCAD, Incorporated

                                       4463 Russell Road, Suite 107

                                       Mukilteo, Washington  98275

                     and to:                    Charles A. Cleveland

                                                Charles A. Cleveland, P.S.

                                                Suite 304, 1212 North Washington

                                                Rock Pointe Centre

                                                Spokane, Washington  99201-2401

         11. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all of which together shall constitute but one agreement.

         12. Registration Statement. After the effective time, and at the sole discretion of the Board of Directors, ESSENTIAL LASER will file a registration statement on Form SB-2 or other applicable form, with the United States Securities and Exchange Commission, as well as any applicable state securities commissions, to register all of the outstanding shares of Common Stock of ESSENTIAL LASER. The Company will also make such filings with Nasdaq to cause its shares to be eligible for public trading through the Nasdaq OTC Bulletin Board after the registration statement has become effective.

                  (a) For a period of 12 months subsequent to the closing of this transaction, ESSENTIAL LASER, its current and former officers and directors and principal shareholders, agree not to engage in any activities that may effect destabilization in the common stock of the Company.

         13. Signatures. Each of the undersigned, being all the directors in office of ESSENTIAL LASER CONCEPTS, INC., a Nevada Corporation, and AgniCAD, Incorporated, a Washington Corporation, hereby agree to vote all shares held of record by him and to recommend to the shareholders a vote in favor of the transactions contemplated by the within Agreement at the meeting of shareholders of said corporation contemplated by this Agreement.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first hereinabove written.

                                            ESSENTIAL LASER CONCEPTS, LTD.

                                            By:
                                                --------------------------------

                                                Title: President, Daniel Hodges

ATTEST:

                                            DIRECTOR/OFFICER OF ESSENTIAL LASER:




                                            DANIEL HODGES



                                            AGNICAD, INCORPORATED

                                            By:
                                                --------------------------------

                        Title: President, Oliver Bangera

ATTEST:





                                            DIRECTORS OF AGNICAD:



                                            LLOYD ANDREWS



                                            SHAUN GILL



                                            OLIVERA BANGERA
                                                           ---------------------



                                            VERN GILLETT
                                                        ------------------------

                                            ------------------------------------

                                            MATT WAYRYNEN

                                            ------------------------------------

STATE OF WASHINGTON           )

                              )ss

COUNTY OF                     )
          -------------------

On this ___ day of April, 2002, before me, the undersigned, a Notary Public in and for the State of Washington, duly commissioned and sworn, personally appeared Oliver Bangera and Shaun Gill, to me known to be the President and Secretary, respectively, of AgniCAD Incorporated, the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument and that the seal affixed is the corporate seal of said corporation.

WITNESS my hand and official seal hereto affixed the day and year first above written.



                                    NOTARY  PUBLIC  in  and  for  the  State  of
                                    Washington,   residing   in  My   Commission
                                    expires:

STATE OF                            )
         ----------------------

                           )ss

COUNTY OF                           )
          -------------------

On this ___ day of April, 2002, before me, the undersigned, a Notary Public in and for the State of Arizona, duly commissioned and sworn, personally appeared DANIEL HODGES, to me known to be the President and Secretary, of ESSENTIAL LASER CONCEPTS, LTD., the corporation that executed the foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that they were authorized to execute the said instrument.

WITNESS my hand and official seal hereto affixed the day and year first above written.

                                    --------------------------------------------
      NOTARY PUBLIC in and for the State of Arizona, residing in Tucson, Arizona

      My Commission expires:

                                    EXHIBIT A



AgniCAD Employees:

         Oliver Bangera

         Abraham Kannankeril

         Buckie Taft

         Robert Kissinger

                                    EXHIBIT B

ESSENTIAL LASER:

(1)      Material Changes

(2)      Contingent Liabilities

(3)      Disposed or encumbered property or assets

AGNICAD:

(1)      Material Changes: No Material Changes.

(2)      Contingent Liabilities: No contingent Liabilities

(3)      Disposed or encumbered property or assets: None

                                    EXHIBIT C

(1)      Options to Purchase shares of AgniCAD stock:

Issued to          Number of Shares           Option Price       Expiration Date
--------------------------------------------------------------------------------

As of time of merger, there shall be no outstanding options or warrants on AgniCAD Incorporated common or preferred stock.

(2)      Options to Purchase shares of ESSENTIAL LASER stock:

Issued to          Number of Shares           Option Price       Expiration Date
--------------------------------------------------------------------------------


                                    EXHIBIT D

Contracts not subject to cancellation within sixty days:

(1) Contract with Graham Steel cancelable without cause on 90 days notice, cancelable for cause on 10 days notice. Contract is part of due diligence materials submitted to Essential Laser counsel.

                                    EXHIBIT E

(1)      AgniCAD Employees as of 12/31/01:

         4 employees - 2 on salary; none on deferred salary. No liabilities, contingent or otherwise, related to employees.

Accrued Compensation - AgniCAD: None

                                    EXHIBIT F

Fees or Commissions with respect to merger:

Share grant of 100,000 shares of AgniCAD common stock to Matt Wayrynen as commission for introduction to Essential Laser as merger partner.

                                    EXHIBIT G

Shareholders of AgniCAD:

Name                                                               Shares Issued

Oliver Bangera                                                         2,519,919

3116 164th Street S.W., #714

Lynwood, Washington                                                        98037

Shaun Gill                                                             2,519,919

718 36th Avenue

Seattle, Washington 98122

Lloyd Andrews                                                            939,340

4995 West Village Road

Rathdrum, Idaho                                                            83858

Buckie Taft                                                              300,000

1120 S.W. 16th Street, Renton

Washington 98155

Steve Dickinson                                                          200,000

2030 Western Ave

Seattle Washington

Charles Cleveland                                                        123,334

North 1212 Washington

Spokane, Washington  99201

Lloyd and Winnie Mae Andrews Trust                                        67,487

C/o Robert E. Moe

Robert Moe & Associates

West 201 North River Drive, Suite 305

Spokane, WA                                                                99201

Matt Wayrynen                                                            100,000

1177 West Hastings Street

Vancouver, British Columbia

V6E 2K3,Canada

Robert Kissinger                                                          10,000

North 2601 Barker Road #119

Otis Orchards, Washington                                                  99027

Vern Gillett                                                              25,000

1501 Old Cheney Road

Lincoln, Nebraska 68512

Mike Rabaudo                                                             100,000

Suite #250 - 450 N. Newballas

St. Louis, Missouri                                                        63141

David Samuels                                                             40,000

A.G. Edwards & Sons, Inc.

A.G. Edwards Building, 10401 Clayton Road

St. Louis, Missouri, 63131

Larry Samuels                                                             60,000

A.G. Edwards & Sons, Inc.

A.G. Edwards Building, 10401 Clayton Road

St. Louis, Missouri, 63131

Abraham Kannankeril                                                       50,000

11332 183rd Pine

#J4020

Redmond, Washington 98052



Allocated and Held in Reserve by AgniCAD                                 705,001

(includes shares for additional board seat & shares for India staff grants)

------------------------------------------------------------------

Total                                                                  7,760,000

                                    EXHIBIT H

AGNICAD:



(1)      Conflicts of Interest and Disclosures as to Affiliated Corporations:
         --------------------------------------------------------------------

         (A) Oliver Bangera, co-founder and CEO/President of AgniCAD Incorporated is also a 100% owner of D&D Services in Mumbai, India. D&D Services is an Indian corporation serving as the primary subcontractor for AgniCAD Incorporated for engineering and drafting services.

(2)      Compensation of Management: None.
         ---------------------------------

                                   APPENDIX B

RIGHTS OF DISSENTING OWNERS

NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.

1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:

(a) Consummation of a plan of merger to which the domestic corporation is a party:

(1) If approval by the stockholders is required for the merger NRS 92A.120 to 92A.160 inclusive, or the articles of incorporation and he is entitled to vote on the merger; or

(2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.

(b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.

(c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.

2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.

NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.

1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.

2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:

(a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and

(b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.

NRS 92A.410 Notification of stockholders regarding right of dissent.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.

2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.

NRS 92A.420 Prerequisites to demand for payment for shares.

1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:

(a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and

(b) Must not vote his shares in favor of the proposed action.

2. A stockholder who does not satisfy the requirements of subsection 1 and NRS 92A.400 is not entitled to payment for his shares under this chapter.

NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.

1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.

2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:

(a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;

(b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;

(c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;

(d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and

(e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive.

NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.

1. A stockholder to whom a dissenter's notice is sent must:

(a) Demand payment;

(b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

(c) Deposit his certificates, if any, in accordance with the terms of the notice.

2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.

3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.

NRS 92A.460 Payment for shares: General requirements.

1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:

(a) Of the county where the corporation's registered office is located; or

(b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.

2. The payment must be accompanied by:

(a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;

(b) A statement of the subject corporation's estimate of the fair value of the shares;

(c) An explanation of how the interest was calculated;

(d) A statement of the  dissenter's  rights to demand payment under NRS 92A.480;
and

(e) A copy of NRS 92A.300 to 92A.500, inclusive. NRS 92A.470 Payment for shares:
Shares acquired on or after date of dissenter's notice.

1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.

2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.

NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.

1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.

2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.

NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.

1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.

3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

5. Each dissenter who is made a party to the proceeding is entitled to a judgment:

(a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or

(b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470. NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.

1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.

2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:

(a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or

(b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500,inclusive.

3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.

4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.

5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.

                                   APPENDIX C

                CERTIFICATE AMENDING ARTICLES OF INCORPORATION OF

                         ESSENTIAL LASER CONCEPTS, LTD.

         The undersigned, being the President and Secretary of Essential Laser Concepts, Ltd., a Nevada Corporation, hereby certify that a majority vote of the Board Directors and majority vote of the stockholders at a meeting held on April 2, 2002, it was agreed by unanimous vote that this CERTIFICATE AMENDING ARTICLES OF INCORPORATION be filed. The undersigned further certifies that the original Articles of Incorporation of Essential Laser Concepts, Ltd. were filed with the Secretary of State of Nevada on the 25th Day of July 1997. The undersigned further certifies that ARTICLE FIRST and ARTICLE FOURTH of the original Articles of Incorporation filed on the 25th Day of July, 1997, herein are amended to read as follows:

                                  ARTICLE FIRST

         The name of the Corporation shall be:       AgniCAD, Inc.

                                 ARTICLE FOURTH

Section 1:        Aggregate Number of Shares

The total number of shares which the Corporation shall have authority to issue is 110,000,000 of which (a) 10,000,000 shares shall be Preferred Stock of par value $0.001 per share, (b) 100,000,000 shares shall be Common Stock of the par value of $0.001 per share.

Section 2:        Rights of Preferred Stock

The Preferred Stock may be issued from time to time in one or more series and with such designation for each such series as shall be stated and expressed in the resolution or resolutions providing for the issue of each such series adopted by the Board of Directors. The Board of Directors in any such resolution or resolutions is expressly authorized to state and express for each such series:

         (i) The voting powers, if any, of the holders of stock of such series;

         (ii) The rate per annum and the times at and conditions upon which the holders of stock of such series shall be entitled to receive dividends, and whether such dividends shall be cumulative or noncumulative and if cumulative the terms upon which such dividends shall be cumulative;

         (iii) The price or prices and the time or times at and the manner in which the stock of such series shall be redeemable and the terms and amount of any sinking fund provided for the purchase or redemption of shares;

         (iv) The rights to which the holders of the shares of stock of such series shall be entitled upon any voluntary or involuntary liquidation, dissolution or winding up of the Corporation;

          (v) The terms, if any, upon which shares of stock of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any; and

         (vi) Any other designations, preferences, and relative participating, optimal or other special rights, and qualifications, limitations or restrictions thereof so far as they are not inconsistent with the provisions of the Articles of Incorporation, as amended, and to the full extent now or hereafter permitted by the laws of Nevada.

Section 3:        Rights of Common Stock

The Common Stock may be issued from time to time in one or more Classes and with such designation for each such Classes as shall be stated and expressed in the resolution or resolutions providing for the issue of each such Classes adopted by the Board of Directors. The Board of Directors in any such resolution or resolutions is expressly authorized to state and express for each such Class:

         (i) The voting powers, if any, of the holders of stock of such Class;

The rate per annum and the times at and conditions upon which the holders of stock of such Class shall be entitled to receive dividends, and whether such dividends shall be cumulative or noncumulative and if cumulative the terms upon which such dividends shall be cumulative;

         (iii) The price or prices and the time or times at and the manner in which the stock of such series shall be redeemable and the terms and amount of any sinking fund provided for the purchase or redemption of shares;

         (iv) The terms, if any, upon which shares of stock of such series shall be convertible into, or exchangeable for, shares of stock of any other class or classes or of any other series of the same or any other class or classes, including the price or prices or the rate or rates of conversion or exchange and the terms of adjustment, if any; and

         (v) Any other designations, preferences, and relative participating, optimal or other special rights, and qualifications, limitations or restrictions thereof so far as they are not inconsistent with the provisions of the Articles of Incorporation, as amended, and to the full extent now or hereafter permitted by the laws of Nevada.

Section 4:        Statutes Not Applicable

The provisions of Nevada Revised Statutes, 78.378 through 78.3793, inclusive, regarding the voting of a controlling interest in stock of a Nevada corporation and sections 78.411 through 78.444, inclusive, regarding combinations with interested stockholders, shall not be applicable to this Corporation .

         The undersigned hereby certify that they have on this __ Day of April, 2002, executed this Certificate

Amending the original Articles of Incorporation heretofore filed with the Secretary of State of Nevada.

----------------------------                    --------------------------------

President                                       Secretary

                                   APPENDIX D



                              AgniCAD Incorporated

                                 Balance sheetS
                                  December 31,

                                     ASSETS

                                                                                     2001                 2000
                                                                                 --------------      ---------------
Current assets
    Cash                                                                         $     5,455         $     4,272
    Accounts receivable, net of allowance of $0 and $9,868                            35,051              40,082
    Prepaid expenses                                                                  17,604               1,103
                                                                                 --------------      ---------------

           Total current assets                                                       58,110              45,457

equipment, net of
    accumulated depreciation of $3,507 and $6,576                                                          2,845
                                                                                       3,604

SOFTWARE LICENSES, net of
    accumulated amortization of $15,140 and $46,827                                                       67,570
                                                                                      45,842
                                                                                 --------------      ---------------

                                                                                 $   107,556         $   115,872
                                                                                 ==============      ===============

                 Liabilities and stockholders' equity (DEFICIT)

Current liabilities
    Note payable                                                                 $    60,000          $        -
    Borrowings from related party                                                     20,000               20,000


    Accounts payable                                                                  29,727                4,450
    Accrued expenses                                                                   8,278                7,558
    License fees payable                                                              39,000               60,000
    Payables to related parties                                                       17,499               14,207
    Deferred revenue                                                                   6,000                7,000
                                                                                 ---------------      --------------

           Total current liabilities                                                 180,504              113,215

Stockholders' equity (deficit)
    Preferred stock, $0.001 par value,
        10,000,000 shares authorized                                                                           -
                                                                                          -
    Common stock, $0.0001 par value,
        40,000,000 shares authorized                                                                          661
                                                                                         681
    Common stock subscribed                                                           35,000                   -
    Additional paid-in capital                                                        96,768                1,996
    Deficit in retained earnings                                                    (205,397)                  -
                                                                                 ---------------      --------------
                                                                                     (72,948)               2,657
                                                                                 ---------------      --------------

                                                                                 $   107,556          $   115,872
                                                                                 ===============      ==============

                              AgniCAD Incorporated

                            Statements of Operations
                            Years ended December 31,

                                                                                      2001                 2000
                                                                                 ---------------      ----------------

Revenue, net                                                                     $    196,059         $     73,348
Cost of services                                                                      107,395               44,102
                                                                                 ---------------      ----------------

    Gross profit                                                                       88,664               29,246

Selling, general and administrative expenses                                          253,291               78,900
                                                                                 ---------------      ----------------

    Loss from operations                                                             (164,627)             (49,654)

OTHER EXPENSES
    Interest                                                                            5,770                1,929
    Finder's fee                                                                       35,000                   -
                                                                                 ---------------      ----------------
                                                                                       40,770                1,929
                                                                                 ---------------      ----------------

Net loss                                                                         $   (205,397)        $    (51,583)
                                                                                 ===============      ================

                              AgniCAD Incorporated

            Statement of members' and Stockholders' Equity (deficit)

                                    Preferred Stock        Common Stock    Common Stock subscribed
                                  --------------------   ----------------   ------------------
                                                                                               Additional
                      Members'                                                                   Paid In   Retained
                      Equity                                                Shares     Amount    Capital   Earnings
                                   Shares      Amount     Shares    Amount                                                Total
                     --------    ----------    -------   ---------   ----   --------   -------   -------   ---------    ---------
Balances at
 January 1, 2000     $  6,240          --      $  --          --     $--        --    $   --     $  --     $    --      $   6,240
Sales of
 members' units        45,000          --         --          --      --        --        --        --          --         45,000
 for cash
Issuance of
 members' units
 in exchange for        3,000          --         --          --      --        --        --        --          --          3,000
 services
Net loss for
 the year ended
 December 31, 2000    (51,583)         --         --          --      --        --        --        --          --        (51,583)
Exchange of
 members' units
 for common shares
 in AgniCAD Inc.
 on                      --
 December 31, 2000
                                     (2,657)      --     6,606,666    661       --        --       1,996        --           --
                     --------    ----------    -------   ---------   ----   --------   -------   -------   ---------    ---------
Balances at
December 31,             --            --         --     6,606,666    661       --        --       1,996        --          2,657
                                                                                                                             2000
Common stock
 earned, but not
 vested by
 employees, shares
 held by Company
 of common               --            --         --       200,000     20       --        --      69,980        --         70,000
 stock for cash

                         --            --         --        70,833    --        --        --      24,792        --         24,792
Issuance of
 common stock
 for services
 related                 --            --         --          --      --     100,000    35,000      --          --         35,000
 to acquisition
Net loss for
 the year ended
 December 31, 2001       --            --         --          --      --        --        --        --      (205,397)    (205,397)
                     --------    ----------    -------   ---------   ----   --------   -------   -------   ---------    ---------


Balances at
 December 31, 2001   $   --            --      $  --     6,877,499   $681    100,000   $35,000   $96,768   $(205,397)   $ (72,948)
                     ========    ==========    =======   =========   ====   ========   =======   =======   =========    =========

                              AgniCAD Incorporated
                            Statements of Cash Flows
                             Years ended December 31

                                                                                       2001                   2000
                                                                                  ----------------       ----------------
INCREASE (DECREASE) IN CASH
Cash flows from operating activities
    Net loss                                                                      $    (205,397)         $     (51,583)
    Adjustments to reconcile net loss to net cash used in operating activities
        Depreciation and amortization                                                    34,756                 17,140
        Issuance of members' units and common stock for services                         24,792                  3,000
        Issuance of stock for finder's fee                                               35,000                     -
        Changes in assets and liabilities:

           Accounts receivable, net                                                       5,031                (24,857)

           Prepaid expenses                                                             (16,501)                (1,103)
           Accounts payable, accrued and other liabilities                               29,289                 32,075
           Deferred revenue                                                              (1,000)                    -
                                                                                  ----------------       ----------------

               Net cash used in operating activities                                    (94,030)               (25,328)

Cash flows from investing activities

    Purchase of equipment                                                                (3,828)                  (949)

    Purchase of software licenses                                                       (30,959)               (22,710)
    License fee payable                                                                 (21,000)
                                                                                  ----------------       ----------------

               Net cash used in investing activities                                    (34,787)               (23,659)


Cash flows from financing activities
    Proceeds from note payable borrowings                                                60,000                  2,500
    Proceeds from sales of members' units and common stock                               70,000                 45,000
                                                                                  ----------------       ----------------

               Net cash provided by financing activities                                130,000                 47,500
                                                                                  ----------------       ----------------

Net (decrease) increase in cash                                                           1,183                 (1,487)

Cash at beginning of period                                                               4,272                  5,759
                                                                                  ----------------       ----------------

Cash at end of period                                                             $       5,455          $       4,272
                                                                                  ================       ================

Supplementary information:
    Cash paid for interest                                                        $          -           $          -
                                                                                  ================       ================







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